EXHIBIT 99.1
                                                                    ------------

                                     [LOGO OF PHOENIX]
                                               PHOENIX

                                  FINANCIAL SUPPLEMENT

                           The Phoenix Companies, Inc.

                                         June 30, 2008

THE PHOENIX COMPANIES, INC.

FINANCIAL SUPPLEMENT

WALL STREET COVERAGE                                      TRANSFER AGENT AND REGISTRAR
FIRM                               ANALYST                For information or assistance regarding your account, please contact our
Citigroup                          Keith Walsh            transfer agent and registrar:
Credit Suisse Securities (USA)     Tom Gallagher          The Phoenix Companies, Inc. C/O BNY Mellon Shareowner Services
Dowling & Partners                 Paul Goulekas          P.O. Box 358015, Pittsburgh, PA 15258
JP Morgan                          Jimmy Bhullar          Toll-free: 1-800-490-4258 Int'l: 201-680-6823
Keefe Bruyette & Woods, Inc.       Jukka Lipponen         TDD: 800-231-5469, Int'l TDD: 201-680-6610
Langen McAlenney                   Robert Glasspiegel     E-mail: shrrelations@bnymellon.com
Lehman Brothers                    Eric Berg              Web: www.bnymellon.com/shareowner/isd
Merrill Lynch                      Edward Spehar
Raymond James & Associates         Steven Schwartz
UBS                                Andrew Kligerman

                                                          FOR MORE INFORMATION
                                                          To receive additional information, including financial supplements and
                                                          Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at Phoenixwm.com or contact our Investor Relations Department at:

SHAREHOLDER INFORMATION
SECURITY LISTINGS                                                The Phoenix Companies, Inc.
The common stock of The Phoenix Companies, Inc. is               Investor Relations
traded on the New York Stock Exchange (NYSE) under the           One American Row
symbol "PNX." Our 7.45 percent bond is traded on the             P.O. Box 5056, Hartford, CT  06102-5056
NYSE under the symbol "PFX."                                     Phone: 1-860-403-7100
                                                                 Fax: 1-860-403-7880
                                                                 e-mail: pnx.ir@phoenixwm.com

For more information on our products and services, call your Phoenix representative or visit our Web site at Phoenixwm.com.

In managing our business, we analyze our performance on the basis of "operating income" which does not equate to net income as determined in accordance with GAAP. Rather, it is the measure of profit or loss used by our management to evaluate performance, allocate resources and manage our operations. We believe that operating income, and measures that are derived from or incorporate operating income, are appropriate measures that are useful to investors as well, because they identify the earnings of, and underlying profitability factors affecting, the ongoing operations of our business. Operating income is calculated by excluding realized investment gains (losses) and certain other items because we do not consider them to be related to our operating performance. The size and timing of realized investment gains (losses) are often subject to our discretion. Certain other items are also excluded from operating income if, in our opinion, they are not indicative of overall operating trends. The criteria used to identify an item that will be excluded from operating income include: whether the item is infrequent and is material to our income; or whether it results from a change in regulatory requirements, or relates to other unusual circumstances. Items excluded from operating income may vary from period to period. Because these items are excluded based on our discretion, inconsistencies in the application of our selection criteria may exist. Some of these items may be significant components of net income in accordance with GAAP. Accordingly, operating income, and other measures that are derived from or incorporate operating income, are not substitutes for net income, or measures that are derived from or incorporate net income, determined in accordance with GAAP and may be different from similarly titled measures of other companies.

Within our Asset Management segment, we also consider earnings before interest, taxes, depreciation and amortization ("EBITDA"). Our management believes EBITDA provides additional perspective on the operating efficiency and profitability of the Asset Management segment. EBITDA represents pre-tax operating income before depreciation and amortization of goodwill and intangibles.

Total operating return on equity ("ROE") is an internal performance measure used in the management of our operations, including our compensation plans and planning processes. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of historic capital. ROE is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R and discontinued operations. Total operating return on tangible equity ("return on tangible equity") is also an internal performance measure used in the evaluation of our operations. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of current capital. Return on tangible equity is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R, discontinued operations and the carrying value of goodwill and intangible assets.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                              JUNE 2008 (UNAUDITED)

                                TABLE OF CONTENTS
                                -----------------

FINANCIAL HIGHLIGHTS.....................................................................1
FINANCIAL HIGHLIGHTS.....................................................................2
LIFE AND ANNUITY EARNINGS SUMMARY........................................................4
  VARIABLE UNIVERSAL LIFE................................................................6
  UNIVERSAL LIFE / INTEREST SENSITIVE....................................................8
  LIFE AND PRIVATE PLACEMENT SALES......................................................10
  ANNUITIES.............................................................................12
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION..............................................14
ASSET MANAGEMENT........................................................................16
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT..................................18
VENTURE CAPITAL SEGMENT.................................................................20
CORPORATE AND OTHER.....................................................................21
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT..........................................23
CONSOLIDATING SECOND QUARTER 2008 INCOME STATEMENT......................................25
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY.....................................26
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY............................................27
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS.......................................28
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES....................................30
EFFECT OF CHANGE IN ACCOUNTING..........................................................32

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Second Quarter 2008 (unaudited)
(amount in millions, except per share data)

                                                                                           December 31,
                                                       YTD June     -------------------------------------------------------------
For the Period Ended:                                    2008           2007            2006            2005            2004
                                                    -------------   -------------   -------------   -------------   -------------
BALANCE SHEET INFORMATION
General Account Invested Assets                      $  15,168.2     $  15,814.5     $  16,107.8     $  16,717.2     $  17,334.6
Separate Account Assets                                 10,576.6        10,820.3         9,458.6         7,722.2         6,950.3
Total Assets                                            29,634.8        30,221.4        29,012.6        27,712.3        28,359.3
Indebtedness                                               474.0           627.7           685.4           751.9           690.8
Total Stockholders' Equity                               2,177.1         2,279.0         2,231.5         2,007.1         2,022.4
Total Stockholders' Equity,
  excluding SFAS 115, other
  accumulated OCI and FIN 46-R                       $   2,444.4     $   2,470.0     $   2,360.0     $   2,118.9     $   2,018.5
Average Equity, excluding other
  accumulated OCI, FIN 46-R and
  Discontinued Operations (1)                        $   2,450.1     $   2,399.9     $   2,239.4     $   2,017.1
Total Operating Return on Equity(1)                        1.47%           5.38%           3.68%           4.99%
Average Tangible Common Equity(2)                    $   1,621.0     $   1,703.1     $   1,516.8     $   1,280.4
Total Operating Return on
  Average Tangible Equity(2)                               2.21%           7.94%           5.74%           7.86%

Debt to Total Capitalization(4)                            16.2%           20.3%           22.5%           26.2%           25.5%

Book Value Per Share                                 $     19.03     $     19.94     $     19.63     $     21.10     $     21.32
Book Value Per Share, excluding
  SFAS 115 and other accumulated OCI                 $     20.92     $     21.15     $     20.29     $     21.72     $     20.70
Book Value Per Share, excluding
  SFAS 115, other accumulated
  OCI and FIN 46-R                                   $     21.37     $     21.61     $     20.76     $     22.28     $     21.27

Period-end Common Shares Outstanding                       114.4           114.3           113.7            95.1            94.9
                                                    =============   =============   =============   =============   =============

=================================================================================================================================

INDEBTEDNESS:
Surplus Notes                                        $     174.0     $     174.0     $     174.0     $     204.2     $     204.1
Senior Unsecured Bonds - due 2008                                          153.7           153.7           153.7           153.7
Senior Unsecured Bonds - due 2032                          300.0           300.0           300.0           300.0           300.0
Interest Rate Swap                                                                           0.5             2.0             8.0
Bank Credit Facility                                                                                        25.0            25.0
Other                                                                                       57.2            67.0
                                                    -------------   -------------   -------------   -------------   -------------
Total Indebtedness                                   $     474.0     $     627.7     $     685.4     $     751.9     $     690.8
                                                    =============   =============   =============   =============   =============

=================================================================================================================================

STATUTORY FINANCIAL DATA FOR
  PHOENIX LIFE INSURANCE COMPANY(3)
Capital, Surplus and Surplus Notes                   $     789.4     $     848.1     $     932.4     $     885.5     $     814.6
Asset Valuation Reserve (AVR)                              144.1           192.6           187.9           210.8           213.6
                                                    -------------   -------------   -------------   -------------   -------------
Capital, Surplus, Surplus Notes and AVR              $     933.5     $   1,040.7     $   1,120.3     $   1,096.3     $   1,028.2
                                                    =============   =============   =============   =============   =============
Policyholder Dividend Liability                      $     366.0     $     355.6     $     348.9     $     356.1     $     403.3
Interest Maintenance Reserve                         $     (43.6)    $     (44.4)    $     (44.3)    $     (23.1)    $     (31.3)
Statutory Gain From Operations                       $      32.8     $     115.2     $     131.6     $     106.2     $      35.1
Statutory Net Income (Loss)                          $     (18.9)    $      80.0     $     162.0     $      61.0     $      47.1
                                                    =============

(1) This average equity is used for the calculation of total operating return on equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R and the equity of discontinued operations.

(2) This average equity is used for the calculation of total operating return on tangible equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R, the equity of discontinued operations and the carrying value of goodwill and intangible assets.

(3) Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York. June 2008 amounts are preliminary.

(4) This debt to total capitalization is based on total stockholders' equity, excluding SFAS 115, other accumulated OCI and FIN 46-R.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Second Quarter 2008 (unaudited)
(amount in millions, except per share data)

                                                     YTD June                             December 31,
                                           ----------------------------  ----------------------------------------------------------
                                                2008           2007           2007           2006          2005            2004
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCOME STATEMENT SUMMARY

OPERATING INCOME
Life Insurance (1)(2)                       $      81.8    $      95.0    $     185.6    $     202.6    $     180.5    $     130.1
Annuities (2)                                      (3.0)          12.1           20.5            4.0           12.0           12.7
                                           -------------  -------------  -------------  -------------  -------------  -------------
Life and Annuity Segment                           78.8          107.1          206.1          206.6          192.5          142.8
Asset Management Segment                          (17.3)           2.9            7.4          (28.6)         (10.5)           0.1
  Venture Capital Segment                                                                                      14.8           19.3
Corporate and Other                               (41.7)         (25.4)         (47.6)         (62.0)         (71.3)         (60.8)
                                           -------------  -------------  -------------  -------------  -------------  -------------
TOTAL OPERATING INCOME, BEFORE
  INCOME TAXES                                     19.8           84.6          165.9          116.0          125.5          101.4
Applicable Income Taxes                             5.1           17.5           36.9           33.5           24.9           22.5
                                           -------------  -------------  -------------  -------------  -------------  -------------
TOTAL OPERATING INCOME                             14.7           67.1          129.0           82.5          100.6           78.9
Net Realized Investment Gains (Losses)            (24.3)          11.2           (8.9)          21.8           25.5           11.8
Realized Gains (Losses) -
  Investments Pledged as Collateral
      Consolidated Under FIN 46-R                   1.4            0.1            1.0           (1.0)           1.3          (12.9)
Realized and Unrealized Gains (Losses)
  on Equity Investment in Aberdeen                                                                             (7.0)          55.9
Share of Aberdeen's Extraordinary Charge
  for FSA Settlement                                                                                                         (14.7)
Surplus Notes Tender Costs                                                                                                    (6.4)
Management Restructuring and Early
  Retirement Costs                                                                              (9.1)         (12.5)         (21.9)
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCOME (LOSS) FROM CONTINUING OPERATIONS           (8.2)          78.4          121.1           94.2          107.9           90.7
Income (Loss) from Discontinued
  Operations                                                       1.2           (3.5)           1.1            0.5           (4.3)
                                           -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME (LOSS)                           $      (8.2)   $      79.6    $     117.6    $      95.3    $     108.4    $      86.4
                                           =============  =============  =============  =============  =============  =============

===================================================================================================================================

EARNINGS PER SHARE
BASIC
  Weighted-Average Shares Outstanding             114.4          114.0          114.1          110.9           95.0           94.7
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Operating Income Per Share            $      0.13    $      0.59    $      1.13    $      0.74    $      1.06    $      0.83
Net Income (Loss) Per Share                 $     (0.07)   $      0.70    $      1.03    $      0.86    $      1.14    $      0.91

DILUTED
Weighted-Average Shares Outstanding and
  Dilutive Potential Common Shares (3)            114.4          115.7          116.0          113.2          102.4          100.8
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Operating Income Per Share            $      0.13    $      0.58    $      1.11    $      0.73    $      0.98    $      0.78
Net Income (Loss) Per Share                 $     (0.07)   $      0.69    $      1.01    $      0.84    $      1.06    $      0.86
                                           =============

(1) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

(2) Effective the second quarter of 2008 the Alternative Retirement Solutions line of business was reclassified from annuities to other life. Comparable amounts have been adjusted for all periods presented.

(3) For the six months ended June 30, 2008, the weighted average common shares outstanding and dilutive potential common shares were 116.2 million, which were used to calculate operating income per share. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

THE PHOENIX COMPANIES, INC.
INCOME STATEMENT
Second Quarter 2008 (unaudited)
(amount in millions, except per share data)

Quarters Ended                                                             2007                                    2008
                                                ------------------------------------------------------  --------------------------
                                                    March         June       September      December       March          June
                                                ------------  ------------  ------------  ------------  ------------  ------------
OPERATING INCOME
Life Insurance (1) (2)                          $      53.0   $      42.0   $      43.3   $      47.3   $      37.4   $      44.4
Annuities                                               6.9           5.2           5.3           3.1          (4.1)          1.1
                                                ------------  ------------  ------------  ------------  ------------  ------------
Life and Annuity Segment                               59.9          47.2          48.6          50.4          33.3          45.5
Asset Management Segment                                0.6           2.3           2.6           1.9         (13.3)         (4.0)
Corporate and Other                                    (9.2)        (16.2)        (11.4)        (10.8)        (20.6)        (21.1)
                                                ------------  ------------  ------------  ------------  ------------  ------------
TOTAL OPERATING INCOME, BEFORE INCOME TAXES            51.3          33.3          39.8          41.5          (0.6)         20.4
Applicable Income Taxes (Benefit)                      15.8           1.7           6.3          13.1          (0.5)          5.6
                                                ------------  ------------  ------------  ------------  ------------  ------------
TOTAL OPERATING INCOME (LOSS)                          35.5          31.6          33.5          28.4          (0.1)         14.8
Net Realized Investment Gains (Losses)                 12.2          (1.0)          0.8         (20.9)        (15.1)         (9.2)
Realized Gains (Losses) - Investments Pledged
  as Collateral Consolidated Under FIN 46-R             0.2          (0.1)          0.5           0.4           0.8           0.6
                                                ------------  ------------  ------------  ------------  ------------  ------------
INCOME (LOSS) FROM CONTINUING OPERATIONS               47.9          30.5          34.8           7.9         (14.4)          6.2
Gain (Loss) from Discontinued Operations                0.8           0.4                        (4.7)
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET INCOME (LOSS)                               $      48.7   $      30.9   $      34.8   $       3.2   $     (14.4)  $       6.2
                                                ============  ============  ============  ============  ============  ============

==================================================================================================================================

EARNINGS PER SHARE
BASIC
Weighted-Average Shares Outstanding                   113.8         114.1         114.2         114.2         114.3         114.4
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total Operating Income Per Share                $      0.31   $      0.28   $      0.29   $      0.25   $     (0.00)  $      0.13
Net Income (Loss) Per Share                     $      0.43   $      0.27   $      0.31   $      0.03   $     (0.13)  $      0.05

DILUTED
Weighted-Average Shares Outstanding and
  Dilutive Potential Common Shares                    115.1         115.6         115.8         115.8         114.3         116.1
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total Operating Income Per Share                $      0.30   $      0.27   $      0.29   $      0.24   $     (0.00)  $      0.13
Net Income (Loss) Per Share                     $      0.42   $      0.27   $      0.30   $      0.03   $     (0.13)  $      0.05
                                                                                                                      ============

(1) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

(2) Effective the second quarter of 2008 the Alternative Retirement Solutions line of business was reclassified from annuities to other life. Comparable amounts have been adjusted for all periods presented.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Second Quarter 2008 (unaudited)
($ in millions)

                                                     YTD June                                   December 31,
                                           ----------------------------  ----------------------------------------------------------
                                                2008           2007           2007           2006          2005            2004
                                           -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME (3)
Variable Universal Life                     $      16.4    $      19.7    $      42.0    $      54.6    $      69.6    $      35.7
Universal Life (1)                                 22.3           28.8           49.0           44.4           47.9           34.4
Other Life and Annuity (2) (4)                     (3.6)           0.9           (0.2)           2.6            1.5            1.6
                                           -------------  -------------  -------------  -------------  -------------  -------------
TOTAL CORE LIFE INSURANCE                          35.1           49.4           90.8          101.6          119.0           71.7
                                           -------------  -------------  -------------  -------------  -------------  -------------
Traditional Life, excluding Closed Block           15.1           12.1           27.8           31.2          (11.7)         (18.3)
Traditional Life, Closed Block                     31.6           33.5           67.0           69.8           73.2           76.7
                                           -------------  -------------  -------------  -------------  -------------  -------------
TOTAL TRADITIONAL LIFE                             46.7           45.6           94.8          101.0           61.5           58.4
                                           -------------  -------------  -------------  -------------  -------------  -------------
TOTAL, LIFE INSURANCE                              81.8           95.0          185.6          202.6          180.5          130.1
Annuities (4)                                      (3.0)          12.1           20.5            4.0           12.0           12.7
                                           -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME, BEFORE INCOME TAXES              78.8          107.1          206.1          206.6          192.5          142.8
Allocated Income Taxes                             27.5           34.0           63.1           65.4           51.3           36.4
                                           -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME                                   51.3           73.1          143.0          141.2          141.2          106.4
Net Realized Investment Gains (Losses)            (13.5)           1.0           (1.6)          (1.0)          22.7           (2.5)
Management Restructuring and Early
  Retirement Costs                                                                                             (0.1)          (7.3)
                                           -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME                                  $      37.8    $      74.1    $     141.4    $     140.2    $     163.8    $      96.6
                                           =============  =============  =============  =============  =============  =============

(1) Universal Life includes interest sensitive whole life contracts.

(2) Other Life and Annuity includes WS Griffith prior to 2005.

(3) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

(4) Effective the second quarter of 2008 the Alternative Retirement Solutions line of business was reclassified from annuities to other life. Comparable amounts have been adjusted for all periods presented.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Second Quarter 2008 (unaudited)
($ in millions)

Quarters ended                                                         2007                                       2008
                                            ----------------------------------------------------------  --------------------------
                                                March           June        September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -----------
OPERATING INCOME (2)
Variable Universal Life                      $        8.9   $       10.8   $       11.8   $       10.5   $        7.1   $      9.3
Universal Life (1)                                   14.5           14.3            9.4           10.8            9.2         13.1
Other Life and Annuity (3)                            0.3            0.6           (0.2)          (0.8)          (1.7)        (1.9)
                                             ------------   ------------   ------------   ------------   ------------   ----------
TOTAL CORE LIFE INSURANCE                            23.7           25.7           21.0           20.5           14.6         20.5
                                             ------------   ------------   ------------   ------------   ------------   ----------
Traditional Life, excluding Closed Block             12.6           (0.5)           5.6           10.0            7.1          8.0
Traditional Life, Closed Block                       16.7           16.8           16.7           16.8           15.7         15.9
                                             ------------   ------------   ------------   ------------   ------------   ----------
TOTAL TRADITIONAL LIFE                               29.3           16.3           22.3           26.8           22.8         23.9
                                             ------------   ------------   ------------   ------------   ------------   ----------
TOTAL, LIFE INSURANCE                                53.0           42.0           43.3           47.3           37.4         44.4
Annuities (3)                                         6.9            5.2            5.3            3.1           (4.1)         1.1
                                             ------------   ------------   ------------   ------------   ------------   ----------
OPERATING INCOME, BEFORE INCOME TAXES                59.9           47.2           48.6           50.4           33.3         45.5
Allocated Income Taxes                               18.5           15.5           11.3           17.8           12.1         15.3
                                             ------------   ------------   ------------   ------------   ------------   ----------
OPERATING INCOME                                     41.4           31.7           37.3           32.6           21.2         30.2
Net Realized Investment Gains (Losses)                0.5            0.5            2.5           (5.1)         (12.6)        (0.9)
                                             ------------   ------------   ------------   ------------   ------------   ----------
NET INCOME                                   $       41.8   $       32.3   $       39.9   $       27.5   $        8.4   $     29.3
                                             ============   ============   ============   ============   ============   ==========

(1) Universal Life includes interest sensitive whole life contracts.

(2) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

(3) Effective the second quarter of 2008 the Alternative Retirement Solutions line of business was reclassified from annuities to other life. Comparable amounts have been adjusted for all periods presented.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Second Quarter 2008 (unaudited)
($ in millions)

                                                            YTD June                                 December 31,
                                                    ------------------------    ---------------------------------------------------
                                                       2008          2007         2007          2006          2005          2004
                                                    ----------    ----------   ----------    ----------    ----------    ----------
PRE-TAX INCOME (2)
Fees                                                $    17.5     $    16.1    $    32.4     $    26.6     $    32.5     $    29.6
Cost of Insurance (COI)                                  42.9          40.4         81.9          77.8          76.7          74.6
Interest Earned                                           5.1           4.8          9.9           9.2           6.3           5.9
Surrender Charges                                         3.0           3.5          6.6           6.7           7.1           6.9
                                                    ---------     ---------    ---------     ---------     ---------     ---------
TOTAL REVENUES                                           68.5          64.8        130.8         120.3         122.6         117.0
                                                    ---------     ---------    ---------     ---------     ---------     ---------
Net Death and Disability Benefits                        19.1          14.6         28.9          36.0          28.5          30.5
Interest Credited                                         3.3           2.8          5.8           4.8           4.6           3.7
DAC Amortized                                            17.0          14.3         28.8           1.3          (4.4)         22.2
Operating Expenses                                       12.7          13.4         25.3          23.6          24.3          24.9
                                                    ---------     ---------    ---------     ---------     ---------     ---------
TOTAL EXPENSES                                           52.1          45.1         88.8          65.7          53.0          81.3
                                                    ---------     ---------    ---------     ---------     ---------     ---------
OPERATING INCOME BEFORE TAX                         $    16.4     $    19.7    $    42.0     $    54.6     $    69.6     $    35.7
                                                    =========     =========    =========     =========     =========     =========

==================================================================================================================================

OPERATING EXPENSES
Commissions and Concessions                         $     8.0     $     7.8    $    15.8     $    13.5     $    13.6     $    16.3
Controllable Expenses and Other                          16.4          17.8         34.2          29.7          26.8          34.0
                                                    ---------     ---------    ---------     ---------     ---------     ---------
TOTAL CURRENT EXPENSES                                   24.4          25.6         50.0          43.2          40.4          50.3
Deferred Acquisition Costs                              (11.7)        (12.2)       (24.7)        (19.6)        (16.1)        (25.4)
                                                    ---------     ---------    ---------     ---------     ---------     ---------
OPERATING EXPENSES                                  $    12.7     $    13.4    $    25.3     $    23.6     $    24.3     $    24.9
                                                    =========     =========    =========     =========     =========     =========

----------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)
  Deposits, excluding Private Placement             $    72.8     $    74.9    $   153.8     $   149.0     $   171.4     $   185.4
  Surrenders, excluding Private Placement               (59.0)        (50.2)      (102.1)        (85.9)        (84.4)        (60.6)
                                                    ---------     ---------    ---------     ---------     ---------     ---------
     Net Sales, excluding Private Placement              13.8          24.7         51.7          63.1          87.0         124.8
     Private Placement, Net Sales                        45.7          19.6         50.4           1.0          36.7          45.3
                                                    ---------     ---------    ---------     ---------     ---------     ---------
  TOTAL NET SALES                                        59.5          44.3        102.1          64.1         123.7         170.1
  Deaths                                                 (2.4)         (9.9)       (19.6)         (4.7)         (3.6)         (2.2)
  Interest Credited                                    (105.6)        170.8        195.3         259.9         141.5         170.0
  Acquisitions (Dispositions)                                                      218.8
  Fees                                                  (18.0)        (16.5)       (33.5)        (30.4)        (30.3)        (31.0)
  Cost of Insurance                                     (41.9)        (39.4)       (79.9)        (75.8)        (74.6)        (72.4)
                                                    ---------     ---------    ---------     ---------     ---------     ---------
     Change in FUM                                     (108.4)        149.3        383.2         213.1         156.7         234.5
Beginning Balance                                     2,696.1       2,312.9      2,312.9       2,099.8       1,943.1       1,708.6
                                                    ---------     ---------    ---------     ---------     ---------     ---------
ENDING FUND BALANCE                                 $ 2,587.7     $ 2,462.2    $ 2,696.1     $ 2,312.9     $ 2,099.8     $ 1,943.1
                                                    =========     =========    =========     =========     =========     =========

Gross Life Insurance In Force (1)                   $24,845.0     $24,171.0    $24,714.2     $24,164.6     $24,767.7     $25,382.0
                                                    =========     =========    =========     =========     =========     =========

(1) 2006, 2005 and 2004 face amounts updated to include the term rider face amounts for all variable universal life products.

(2) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Second Quarter 2008 (unaudited)
($ in millions)

Quarters ended                                                        2007                                          2008
                                            ----------------------------------------------------------  --------------------------
                                                March           June        September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -----------
PRE-TAX INCOME (2)
Fees                                         $        8.0   $        8.1   $        7.8   $        8.5   $        8.3   $      9.2
Cost of Insurance (COI)                              20.3           20.1           20.2           21.3           21.3         21.6
Interest Earned                                       2.4            2.4            2.6            2.5            2.4          2.7
Surrender Charges                                     2.1            1.4            1.9            1.2            1.6          1.4
                                             ------------   ------------   ------------   ------------   ------------   ----------
TOTAL REVENUES                                       32.8           32.0           32.5           33.5           33.6         34.9
                                             ------------   ------------   ------------   ------------   ------------   ----------
Net Death and Disability Benefits                     8.6            6.0            6.7            7.6           11.6          7.5
Interest Credited                                     1.4            1.4            1.4            1.6            1.6          1.7
DAC Amortized                                         7.6            6.7            7.4            7.1            6.8         10.2
Operating Expenses                                    6.3            7.1            5.2            6.7            6.5          6.2
                                             ------------   ------------   ------------   ------------   ------------   ----------
TOTAL EXPENSES                                       23.9           21.2           20.7           23.0           26.5         25.6
                                             ------------   ------------   ------------   ------------   ------------   ----------
OPERATING INCOME BEFORE TAX                  $        8.9   $       10.8   $       11.8   $       10.5   $        7.1   $      9.3
                                             ============   ============   ============   ============   ============   ==========

==================================================================================================================================

OPERATING EXPENSES
Commissions and Concessions                  $        4.3   $        3.5   $        3.3   $        4.7   $        4.4   $      3.6
Controllable Expenses and Other                       9.3            8.5            6.6            9.8            8.0          8.4
                                             ------------   ------------   ------------   ------------   ------------   ----------
TOTAL CURRENT EXPENSES                               13.6           12.0            9.9           14.5           12.4         12.0
Deferred Acquisition Costs                           (7.3)          (4.9)          (4.7)          (7.8)          (5.9)        (5.8)
                                             ------------   ------------   ------------   ------------   ------------   ----------
OPERATING EXPENSES                           $        6.3   $        7.1   $        5.2   $        6.7   $        6.5   $      6.2
                                             ============   ============   ============   ============   ============   ==========
----------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)
  Deposits, excluding Private Placement      $       40.2   $       34.7   $       32.7   $       46.2   $       38.1   $     34.7
  Surrenders, excluding Private Placement           (24.1)         (26.1)         (28.5)         (23.4)         (24.2)       (34.8)
                                             ------------   ------------   ------------   ------------   ------------   ----------
     Net Sales, excluding Private Placement          16.1            8.6            4.2           22.8           13.9         (0.1)
     Private Placement, Net Sales                     8.8           10.8            6.4           24.4            3.8         41.9
                                             ------------   ------------   ------------   ------------   ------------   ----------
  TOTAL NET SALES                                    24.9           19.4           10.6           47.2           17.7         41.8
  Deaths                                             (3.3)          (6.6)          (8.3)          (1.4)          (1.0)        (1.4)
  Interest Credited                                  58.1          112.7           25.9           (1.4)        (116.9)        11.3
  Acquisitions (Dispositions)                                                                    218.8
  Fees                                               (8.1)          (8.4)          (7.1)          (9.9)          (8.8)        (9.2)
  Cost of Insurance                                 (19.8)         (19.6)         (19.3)         (21.2)         (20.8)       (21.1)
                                             ------------   ------------   ------------   ------------   ------------   ----------
     Change in FUM                                   51.8           97.5            1.8          232.1         (129.8)        21.4
Beginning Balance                                 2,312.9        2,364.7        2,462.2        2,464.0        2,696.1      2,566.3
                                             ------------   ------------   ------------   ------------   ------------   ----------
ENDING FUND BALANCE                          $    2,364.7   $    2,462.2   $    2,464.0   $    2,696.1   $    2,566.3   $  2,587.7
                                             ============   ============   ============   ============   ============   ==========
Gross Life Insurance In Force (1)            $   24,320.5   $   24,171.0   $   24,138.8   $   24,714.2   $   24,796.6   $ 24,845.0
                                             ============   ============   ============   ============   ============   ==========

(1) 2007 face amounts updated to include the term rider face amounts for all variable universal life products.

(2) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Second Quarter 2008 (unaudited)
($ in millions)

                                              YTD June                                     December 31,
                                    -----------------------------   -------------------------------------------------------------
                                        2008            2007            2007            2006            2005            2004
                                    -------------   -------------   -------------   -------------   -------------   -------------
PRE-TAX INCOME (1)
Fees                                $        21.9   $        13.8   $        36.2   $        27.8   $        17.9   $        19.1
Cost of Insurance (COI)                     166.5           115.6           258.9           184.9           109.9            90.7
Interest Earned                              60.3            60.7           123.9           116.5           108.7           100.4
Surrender Charges                             2.5             1.5             3.5             3.7             3.2             3.2
                                    -------------   -------------   -------------   -------------   -------------   -------------
TOTAL REVENUES                              251.2           191.6           422.5           332.9           239.7           213.4
                                    -------------   -------------   -------------   -------------   -------------   -------------
Net Death and Disability Benefits            83.9            55.2           138.7           103.5            61.8            58.4
Interest Credited                            48.1            42.0            86.4            79.6            74.5            74.6
DAC Amortized                                56.5            38.5            87.0            59.6            17.9            20.3
Operating Expenses                           40.4            27.1            61.4            45.8            37.6            25.7
                                    -------------   -------------   -------------   -------------   -------------   -------------
TOTAL EXPENSES                              228.9           162.8           373.5           288.5           191.8           179.0
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATING INCOME BEFORE TAX         $        22.3   $        28.8   $        49.0   $        44.4   $        47.9   $        34.4
                                    =============   =============   =============   =============   =============   =============

=================================================================================================================================

OPERATING EXPENSES
Commissions and Concessions         $       116.2   $        50.1   $       157.9   $       104.9   $        51.1   $        24.9
Controllable Expenses and Other             119.3            87.0           257.4           176.1            96.5            64.3
                                    -------------   -------------   -------------   -------------   -------------   -------------
TOTAL CURRENT EXPENSES                      235.5           137.1           415.3           281.0           147.6            89.2
Deferred Acquisition Costs                 (195.1)         (110.0)         (353.9)         (235.2)         (110.0)          (63.5)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATING EXPENSES                  $        40.4   $        27.1   $        61.4   $        45.8   $        37.6   $        25.7
                                    =============   =============   =============   =============   =============   =============
---------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)
   Deposits                         $       328.8   $       192.5   $       540.9   $       417.1   $       297.8   $       229.4
   Surrenders                               (43.6)          (41.2)          (77.0)          (84.7)          (94.1)         (126.2)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      NET SALES                             285.2           151.3           463.9           332.4           203.7           103.2
   Deaths                                   (17.3)          (12.5)          (22.9)          (20.5)          (22.3)          (16.9)
   Interest Credited                         48.1            42.0            86.3            79.6            78.7            74.6
   Fees                                     (29.8)          (17.1)          (48.6)          (36.6)          (26.8)          (23.5)
   Cost of Insurance                       (166.5)         (115.6)         (258.9)         (184.9)         (109.9)          (90.7)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Change in FUM                         119.7            48.1           219.8           170.0           123.4            46.7
Beginning Balance                         2,123.9         1,904.1         1,904.1         1,734.1         1,610.7         1,564.0
                                    -------------   -------------   -------------   -------------   -------------   -------------
ENDING FUND BALANCE                 $     2,243.6   $     1,952.2   $     2,123.9   $     1,904.1   $     1,734.1   $     1,610.7
                                    =============   =============   =============   =============   =============   =============
Gross Life Insurance In Force       $    31,298.0   $    22,575.0   $    27,358.2   $    20,402.1   $    16,303.0   $    14,103.7
                                    =============   =============   =============   =============   =============   =============

(1) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Second Quarter 2008 (unaudited)
($ in millions)

Quarters ended                                                   2007                                             2008
                                     -------------------------------------------------------------   -----------------------------
                                         March           June          September       December          March           June
                                     -------------   -------------   -------------   -------------   -------------   -------------
PRE-TAX INCOME (1)
Fees                                 $         6.4   $         7.4   $         9.6   $        12.8   $        11.3   $        10.6
Cost of Insurance (COI)                       56.1            59.5            65.7            77.6            81.7            84.8
Interest Earned                               30.7            30.0            31.8            31.4            30.1            30.2
Surrender Charges                              0.7             0.8             0.7             1.3             1.3             1.2
                                     -------------   -------------   -------------   -------------   -------------   -------------
TOTAL REVENUES                                93.9            97.7           107.8           123.1           124.4           126.8
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net Death and Disability Benefits             30.1            25.1            39.9            43.6            44.9            39.0
Interest Credited                             21.0            21.0            21.4            23.0            23.7            24.4
DAC Amortized                                 16.1            22.4            21.8            26.7            25.2            31.3
Operating Expenses                            12.2            14.9            15.3            19.0            21.4            19.0
                                     -------------   -------------   -------------   -------------   -------------   -------------
TOTAL EXPENSES                                79.4            83.4            98.4           112.3           115.2           113.7
                                     -------------   -------------   -------------   -------------   -------------   -------------
OPERATING INCOME BEFORE TAX          $        14.5   $        14.3   $         9.4   $        10.8   $         9.2   $        13.1
                                     =============   =============   =============   =============   =============   =============

==================================================================================================================================

OPERATING EXPENSES
Commissions and Concessions          $        23.5   $        26.6   $        42.4   $        65.4   $        53.0   $        63.2
Controllable Expenses and Other               38.9            48.1            67.3           103.1            84.6            34.7
                                     -------------   -------------   -------------   -------------   -------------   -------------
TOTAL CURRENT EXPENSES                        62.4            74.7           109.7           168.5           137.6            97.9
Deferred Acquisition Costs                   (50.2)          (59.8)          (94.4)         (149.5)         (116.2)          (78.9)
                                     -------------   -------------   -------------   -------------   -------------   -------------
OPERATING EXPENSES                   $        12.2   $        14.9   $        15.3   $        19.0   $        21.4   $        19.0
                                     =============   =============   =============   =============   =============   =============
----------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)
   Deposits                          $        92.3   $       100.2   $       146.4   $       202.0   $       179.1   $       149.7
   Surrenders                                (21.9)          (19.3)          (16.2)          (19.6)          (19.7)          (23.9)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      NET SALES                               70.4            80.9           130.2           182.4           159.4           125.8
   Deaths                                     (8.3)           (4.2)           (4.7)           (5.7)           (9.0)           (8.3)
   Interest Credited                          21.0            21.0            21.3            23.0            23.8            24.3
   Fees                                       (8.2)           (8.9)          (12.8)          (18.7)          (16.4)          (13.4)
   Cost of Insurance                         (56.1)          (59.5)          (65.7)          (77.6)          (81.7)          (84.8)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Change in FUM                           18.8            29.3            68.3           103.4            76.1            43.6
Beginning Balance                          1,904.1         1,922.9         1,952.2         2,020.5         2,123.9         2,200.0
                                     -------------   -------------   -------------   -------------   -------------   -------------
ENDING FUND BALANCE                  $     1,922.9   $     1,952.2   $     2,020.5   $     2,123.9   $     2,200.0   $     2,243.6
                                     =============   =============   =============   =============   =============   =============
Gross Life Insurance In Force        $    21,311.6   $    22,575.0   $    24,422.2   $    27,358.2   $    29,774.2   $    31,298.0
                                     =============   =============   =============   =============   =============   =============

(1) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Second Quarter 2008 (unaudited)
($ in millions)

                                              YTD June                                     December 31,
                                    -----------------------------   -------------------------------------------------------------
                                        2008            2007            2007            2006            2005            2004
                                    -------------   -------------   -------------   -------------   -------------   -------------
LIFE INSURANCE SALES

WHOLESALER CHANNEL
Variable Universal Life             $        12.3   $        11.1   $        21.9   $        16.7   $        16.1   $        18.2
Universal Life/Interest Sensitive           159.7            93.6           308.2           221.9           104.4            47.5
Term Life                                    10.1            10.7            22.2            20.3            16.4            15.3
                                    -------------   -------------   -------------   -------------   -------------   -------------
Life Insurance Annualized
   Premium (1)                              182.1           115.4           352.3           258.9           136.9            81.0
                                    =============   =============   =============   =============   =============   =============
Variable Universal Life                       2.5             4.0             8.0             8.6             6.4            10.8
Universal Life/Interest Sensitive            22.7            20.1            65.0            61.8            49.2            53.2
                                    -------------   -------------   -------------   -------------   -------------   -------------
Life Insurance Single Premium                25.2            24.1            73.0            70.4            55.6            64.0
                                    =============   =============   =============   =============   =============   =============
Variable Universal Life                      14.8            15.1            29.9            25.3            22.5            29.0
Universal Life/Interest Sensitive           182.4           113.7           373.2           283.7           153.6           100.7
Term Life                                    10.1            10.7            22.2            20.3            16.4            15.3
                                    -------------   -------------   -------------   -------------   -------------   -------------
Total Wholesaler Life Insurance
   Premium (2)                      $       207.3   $       139.5   $       425.3   $       329.3   $       192.5   $       145.0
                                    =============   =============   =============   =============   =============   =============
Gross Life Insurance in Force       $   162,872.0   $   148,572.0   $     156,889   $     144,139   $     134,780   $     127,466
                                    =============   =============   =============   =============   =============   =============
Average face amount for life
   insurance sales                  $         1.2   $         1.1   $         1.2   $         1.2   $         1.1   $         1.0
                                    =============   =============   =============   =============   =============   =============
PRIVATE PLACEMENT LIFE AND
   ANNUITY DEPOSITS
Variable Universal Life
   (annualized and single)          $        70.0   $        24.6   $        59.2   $        33.5   $        46.5   $        60.1
Annuity                                      80.4           200.9           399.7         1,020.2           773.8           152.6
                                    -------------   -------------   -------------   -------------   -------------   -------------
Total Private Placement Life and
   Annuity Deposits                 $       150.4   $       225.5   $       458.9   $     1,053.7   $       820.3   $       212.7
                                    =============   =============   =============   =============   =============   =============
PRIVATE PLACEMENT FUNDS UNDER
   MANAGEMENT (FUM)                 $     5,259.4   $     4,539.2   $     5,039.2   $     4,055.5   $     2,776.4   $     1,898.5
                                    =============   =============   =============   =============   =============   =============

(1) Annualized Premium represents first year premiums on an annual basis.

(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Second Quarter 2008 (unaudited)
($ in millions)

Quarters ended                                                              2007                                     2008
                                                  ------------------------------------------------------    -----------------------
                                                      March         June       September      December        March        June
                                                  ------------  ------------  ------------  ------------    ----------  -----------
LIFE INSURANCE SALES

WHOLESALER CHANNEL
Variable Universal Life                           $        6.4  $        4.7  $        5.1  $        5.7    $      6.8  $       5.5
Universal Life/Interest Sensitive                         40.2          53.4          86.7         127.9         101.4         58.3
Term Life                                                  5.5           5.2           4.4           7.1           5.0          5.1
                                                  ------------  ------------  ------------  ------------    ----------  -----------
Life Insurance Annualized Premium (1)                     52.1          63.3          96.2         140.7         113.2         68.9
                                                  ============  ============  ============  ============    ==========  ===========
Variable Universal Life                                    2.4           1.6           1.2           2.8           1.1          1.4
Universal Life/Interest Sensitive                          7.8          12.3          18.9          26.0          11.2         11.5
                                                  ------------  ------------  ------------  ------------    ----------  -----------
Life Insurance Single Premium                             10.2          13.9          20.1          28.8          12.3         12.9
                                                  ============  ============  ============  ============    ==========  ===========
Variable Universal Life                                    8.8           6.3           6.3           8.5           7.9          6.9
Universal Life/Interest Sensitive                         48.0          65.7         105.6         153.9         112.6         69.8
Term Life                                                  5.5           5.2           4.4           7.1           5.0          5.1
                                                  ------------  ------------  ------------  ------------    ----------  -----------
Total Wholesaler Life Insurance Premium (2)       $       62.3  $       77.2  $      116.3  $      169.5    $    125.5  $      81.8
                                                  ============  ============  ============  ============    ==========  ===========
Gross Life Insurance in Force                     $    146,355  $    148,572  $    151,282  $    156,889    $  160,354  $   162,872
                                                  ============  ============  ============  ============    ==========  ===========
Average face amount for life insurance sales      $        1.2  $        1.1  $        1.2  $        1.2    $      1.3  $       1.2
                                                  ============  ============  ============  ============    ==========  ===========
PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized and single)   $       11.4  $       13.2  $        7.6  $       27.0    $     13.8  $      56.2
Annuity                                                   54.2         146.7          47.5         151.3          27.8         52.6
                                                  ------------  ------------  ------------  ------------    ----------  -----------
Total Private Placement Life and Annuity Deposits $       65.6  $      159.9  $       55.1  $      178.3    $     41.6  $     108.8
                                                  ============  ============  ============  ============    ==========  ===========
PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT (FUM)    $    4,185.0  $    4,539.2  $    4,561.6  $    5,039.2    $  5,016.0  $   5,259.4
                                                  ============  ============  ============  ============    ==========  ===========

(1)  Annualized Premium represents first year premiums on an annual basis.

(2)  Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Second Quarter 2008 (unaudited)
($ in millions)

                                                               YTD June                              December 31,
                                                         ----------------------    ------------------------------------------------
                                                           2008         2007         2007         2006         2005         2004
                                                         ---------    ---------    ---------    ---------    ---------    ---------
PRE-TAX INCOME (2)
Fees                                                     $   38.1     $   35.9     $   74.7     $   66.9     $   65.4     $   63.8
Surrender Charges                                             2.6          3.0          5.6          6.3          7.0          5.8
Interest earned on GIA and Required Interest                 37.9         53.5        100.7        131.7        165.1        158.0
                                                         ---------    ---------    ---------    ---------    ---------    ---------
TOTAL REVENUES                                               78.6         92.4        181.0        204.9        237.5        227.6
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Mortality Cost                                                5.2          1.8        (2.0)          5.8          6.6          8.9
DAC Amortized                                                28.6         21.9         55.7         66.6         62.6         35.7
Interest Credited                                            26.8         34.5         64.8         87.4        112.1        123.2
Operating Expenses                                           21.0         22.1         42.0         41.1         44.2         47.1
                                                         ---------    ---------    ---------    ---------    ---------    ---------
TOTAL EXPENSES                                               81.6         80.3        160.5        200.9        225.5        214.9
                                                         ---------    ---------    ---------    ---------    ---------    ---------
OPERATING INCOME (LOSS) BEFORE TAX                       $   (3.0)    $   12.1     $   20.5     $    4.0     $   12.0     $   12.7
                                                         =========    =========    =========    =========    =========    =========

===================================================================================================================================

OPERATING EXPENSES
Commissions and Concessions                              $   26.1     $   23.2     $   48.9     $   39.7     $   38.2     $   42.6
Controllable Expenses and Other                              23.8         25.7         48.9         40.8         37.9         48.2
                                                         ---------    ---------    ---------    ---------    ---------    ---------
TOTAL CURRENT EXPENSES                                       49.9         48.9         97.8         80.5         76.1         90.8

Deferred Acquisition Costs                                  (28.9)       (26.8)       (55.8)       (39.4)       (31.9)       (43.7)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
OPERATING EXPENSES                                       $   21.0     $   22.1     $   42.0     $   41.1     $   44.2     $   47.1
                                                         =========    =========    =========    =========    =========    =========
-----------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)
   Deposits, excluding Discontinued
      Products and Private Placement                     $  345.6     $  289.9     $  627.0     $  414.7     $  312.9     $  423.3
   Surrenders, excluding Discontinued
      Products and Private Placement                       (285.6)      (308.5)      (609.2)      (690.2)      (584.4)      (490.8)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
         Net Sales, excluding Discontinued
            Products and Private Placement                   60.0        (18.6)        17.8       (275.5)      (271.5)       (67.5)
         Net Sales, Private Placement                       (89.2)       153.2        228.4        807.4        587.9        121.9
      Net Sales, Discontinued Products                     (155.8)      (194.7)      (327.7)      (684.1)      (383.8)      (186.3)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
   TOTAL NET SALES                                         (185.0)       (60.1)       (81.5)      (152.2)       (67.4)      (131.9)
   Deaths                                                   (40.5)       (44.0)       (77.3)       (87.0)       (80.2)       (81.6)
   Interest Credited                                         (1.2)       542.1        783.3        949.6        545.8        628.2
   Fees                                                     (38.6)       (35.4)       (72.6)       (70.9)       (63.0)       (59.8)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
         Change in FUM                                     (265.3)       402.6        551.9        639.5        335.2        354.9
Beginning Balance                                         9,229.5      8,677.6      8,677.6      8,038.1      7,702.9      7,348.0
                                                         ---------    ---------    ---------    ---------    ---------    ---------
ENDING FUND BALANCE                                      $8,964.2     $9,080.2     $9,229.5     $8,677.6     $8,038.1     $7,702.9
                                                         =========    =========    =========    =========    =========    =========
VA Funds in Guaranteed Interest Accounts (1)             $  770.5     $  891.7     $  809.3     $1,030.8     $1,553.8     $1,939.1
                                                         =========    =========    =========    =========    =========    =========
Private Placements Funds (1)                             $4,131.6     $3,714.6     $3,963.2     $3,302.8     $2,099.3     $1,297.9
                                                         =========    =========    =========    =========    =========    =========
Discontinued Funds (1)                                   $  772.9     $1,072.0     $  946.6     $1,263.3     $1,727.1     $2,080.3
                                                         =========    =========    =========    =========    =========    =========

(1) Amounts are included in the annuities Funds Under Management (FUM) table above.

(2) Effective the second quarter of 2008 the Alternative Retirement Solutions line of business was reclassified from annuities to other life. Comparable amounts have been adjusted for all periods presented.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Second Quarter 2008 (unaudited)
($ in millions)

Quarters ended                                                              2007                                     2008
                                                  ------------------------------------------------------    -----------------------
                                                      March         June      September     December          March         June
                                                  ------------  ------------  ------------  ------------    ----------  -----------
PRE-TAX INCOME (2)
Fees                                              $      17.3   $      18.6   $      18.8   $      20.0     $    18.4   $     19.7
Surrender Charges                                         1.6           1.4           1.4           1.2           1.3          1.3
Interest earned on GIA and Required Interest             27.1          26.4          24.6          22.6          19.7         18.2
                                                  ------------  ------------  ------------  ------------    ----------  -----------
TOTAL REVENUES                                           46.0          46.4          44.8          43.8          39.4         39.2
                                                  ============  ============  ============  ============    ==========  ===========
Mortality Cost                                           (1.0)          2.8           2.5          (6.3)          2.7          2.5
DAC Amortized                                            12.3           9.6          12.3          21.5          16.0         12.6
Interest Credited                                        17.3          17.2          15.1          15.2          13.7         13.1
Operating Expenses                                       10.5          11.6           9.6          10.3          11.1          9.9
                                                  ------------  ------------  ------------  ------------    ----------  -----------
TOTAL EXPENSES                                           39.1          41.2          39.5          40.7          43.5         38.1
                                                  ------------  ------------  ------------  ------------    ----------  -----------
OPERATING INCOME (LOSS) BEFORE TAX                $       6.9   $       5.2   $       5.3   $       3.1     $    (4.1)  $      1.1
                                                  ============  ============  ============  ============    ==========  ===========

===================================================================================================================================

OPERATING EXPENSES
Commissions and Concessions                       $      10.9   $      12.3   $      11.3   $      14.4     $    12.9   $     13.2
Controllable Expenses and Other                          11.9          13.8          11.2          12.0          12.2         11.6
                                                  ------------  ------------  ------------  ------------    ----------  -----------
TOTAL CURRENT EXPENSES                                   22.8          26.1          22.5          26.4          25.1         24.8
Deferred Acquisition Costs                              (12.3)        (14.5)        (12.9)        (16.1)        (14.0)       (14.9)
                                                  ------------  ------------  ------------  ------------    ----------  -----------
OPERATING EXPENSES                                $      10.5   $      11.6   $       9.6   $      10.3     $    11.1   $      9.9
                                                  ============  ============  ============  ============    ==========  ===========

-----------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)
   Deposits, excluding Discontinued
      Products and Private Placement              $     131.3   $     158.6   $     140.7   $     196.4     $   169.1   $    176.5
   Surrenders, excluding Discontinued
      Products and Private Placement                   (159.0)       (149.5)       (151.5)       (149.2)       (136.1)      (149.5)
                                                  ------------  ------------  ------------  ------------    ----------  -----------
      Net Sales, excluding Discontinued
         Products and Private Placement                 (27.7)          9.1         (10.8)         47.2          33.0         27.0
      Net Sales, Private Placement                       29.0         124.2         (41.4)        116.6         (79.0)       (10.2)
      Net Sales, Discontinued Products                  (73.9)       (120.8)        (81.6)        (51.4)       (116.1)       (39.7)
                                                  ------------  ------------  ------------  ------------    ----------  -----------
   TOTAL NET SALES                                      (72.6)         12.5        (133.8)        112.4        (162.1)       (22.9)
   Deaths                                               (21.2)        (22.8)        (17.6)        (15.7)        (23.0)       (17.5)
   Interest Credited                                    169.6         372.5         151.6          89.6        (215.8)       214.6
   Fees                                                 (17.8)        (17.6)        (17.0)        (20.2)        (18.6)       (20.0)
                                                  ------------  ------------  ------------  ------------    ----------  -----------
       CHANGE IN FUM                                     58.0         344.6         (16.8)        166.1        (419.5)       154.2
Beginning Balance                                     8,677.6       8,735.6       9,080.2       9,063.4       9,229.5      8,810.0
                                                  ------------  ------------  ------------  ------------    ----------  -----------
ENDING FUND BALANCE                               $   8,735.6   $   9,080.2   $   9,063.4   $   9,229.5     $ 8,810.0   $  8,964.2
                                                  ============  ============  ============  ============    ==========  ===========

VA Funds in Guaranteed Interest Accounts (1)      $     955.9   $     891.7   $     832.2   $     809.3     $   794.8   $    770.5
                                                  ============  ============  ============  ============    ==========  ===========

Private Placements Funds (1)                      $   3,403.2   $   3,714.7   $   3,744.1   $   3,963.2     $ 3,935.2   $  4,131.6
                                                  ============  ============  ============  ============    ==========  ===========

Discontinued Funds (1)                            $   1,190.0   $   1,072.0   $     993.8   $     946.6     $   827.3   $    772.9
                                                  ============  ============  ============  ============    ==========  ===========

(1) Amounts are included in the annuities Funds Under Management (FUM) table above.

(2) Effective the second quarter of 2008 the Alternative Retirement Solutions line of business was reclassified from annuities to other life. Comparable amounts have been adjusted for all periods presented.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Second Quarter 2008 (unaudited)
($ in millions)

                                                        YTD June                               December 31,
                                                ----------------------      --------------------------------------------------
                                                  2008          2007          2007          2006          2005          2004
                                                --------      --------      --------      --------      --------      --------
DEFERRED ACQUISITION COSTS (1)
Variable Universal Life                         $  362.0      $  369.2      $  367.2      $  371.3      $  353.0      $  332.5
Universal Life                                     938.4         601.2         796.7         529.8         354.7         262.0
Variable Annuities                                 290.6         283.3         282.6         275.0         281.3         299.0
Fixed Annuities                                      9.0          17.3          12.8          20.3          38.8          46.0
Participating                                      578.8         564.3         566.9         559.0         544.2         577.0
Offset for Unrealized Investment
   (Gains) Losses                                  172.2          31.9          63.7           0.3         (16.0)        (86.6)
                                                --------      --------      --------      --------      --------      --------
Total                                           $2,351.0      $1,867.2      $2,089.9      $1,755.7      $1,556.0      $1,429.9
                                                ========      ========      ========      ========      ========      ========

==============================================================================================================================

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH
   BENEFITS
Death Benefit in Excess of Fund Value           $  342.3      $  199.9      $  202.4      $  238.8      $  335.5      $  441.1
Death Benefit in Excess of Fund Value, Net
   of Reinsurance                                  146.1          40.7          46.6          51.4          82.1         123.5
Statutory Reserve, Net of Reinsurance               14.8          12.9          12.9          13.2          13.8          15.0

VARIABLE ANNUITY GUARANTEED INCOME BENEFITS
Account Balance                                 $  648.8      $  702.4      $  716.8      $  620.1      $  465.8      $  344.8
Statutory Reserve                                    8.5           5.6           6.9           4.4           2.2           0.8

VARIABLE ANNUITY GUARANTEED ACCUMULATION
   BENEFITS
Account Balance                                 $  430.3      $  302.5      $  389.8      $  210.6      $   72.6
Statutory Reserve                                    3.3           1.5           2.3           0.8           0.3

VARIABLE ANNUITY GUARANTEED WITHDRAWAL
   BENEFITS
Account Balance                                 $  372.9      $   81.6      $  214.6      $   30.1      $    1.1
Statutory Reserve                                    1.9           0.2           0.7           0.1

VARIABLE ANNUITY GUARANTEED PAYOUT
   ANNUITY FLOOR
Account Balance                                 $   34.9      $   47.6      $   43.4      $   49.8      $   49.9
Statutory Reserve                                    3.7           1.9           2.2           2.1           1.9

(1) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Second Quarter 2008 (unaudited)
($ in millions)

Quarters ended                                                          2007                                     2008
                                                ---------------------------------------------------     -----------------------
                                                  March          June       September     December        March         June
                                                ---------     ---------     ---------     ---------     ---------     ---------
DEFERRED ACQUISITION COSTS (1)
Variable Universal Life                         $   371.0     $   369.2     $   366.5     $   367.2     $   366.3     $   362.0
Universal Life                                      563.9         601.2         673.7         796.7         889.6         938.4
Variable Annuities                                  275.9         283.3         286.1         282.6         285.8         290.6
Fixed Annuities                                      19.4          17.3          15.4          12.8          10.1           9.0
Participating                                       561.8         564.3         565.3         566.9         576.7         578.8
Offset for Unrealized Investment
   Gains and Losses                                  (5.1)         31.9          48.7          63.7         107.4         172.2
                                                ---------     ---------     ---------     ---------     ---------     ---------
Total                                           $ 1,786.9     $ 1,867.2     $ 1,955.7     $ 2,089.9     $ 2,235.9     $ 2,351.0
                                                =========     =========     =========     =========     =========     =========

===============================================================================================================================

VARIABLE ANNUITY GUARANTEED MINIMUM
   DEATH BENEFITS
Death Benefit in Excess of Fund Value           $   225.2     $  199.9      $   189.3     $   202.4     $   336.3     $   342.3
Death Benefit in Excess of Fund Value,
   Net of Reinsurance                                48.3         40.7           37.2          46.6         135.9         146.1
Statutory Reserve, Net of Reinsurance                13.3         12.9           12.6          12.9          14.6          14.8

VARIABLE ANNUITY GUARANTEED INCOME
   BENEFITS
Account Balance                                 $   654.5     $  702.4      $   695.3     $   716.8     $   659.7     $   648.8
Statutory Reserve                                     5.0          5.6            6.2           6.9           7.7           8.5

VARIABLE ANNUITY GUARANTEED ACCUMULATION
   BENEFITS
Account Balance                                 $   246.9     $  302.5      $   324.2     $   389.8     $   389.4     $   430.3
Statutory Reserve                                     1.1          1.5            1.8           2.3           2.8           3.3

VARIABLE ANNUITY GUARANTEED WITHDRAWAL
   BENEFITS
Account Balance                                 $    49.1     $   81.6      $   103.7     $   214.6     $   282.9     $   372.9
Statutory Reserve                                     0.1          0.2            0.4           0.7           1.2           1.9

VARIABLE ANNUITY GUARANTEED PAYOUT
   ANNUITY FLOOR
Account Balance                                 $    47.5     $   47.6      $    46.6      $   43.4     $    37.6     $    34.9
Statutory Reserve                                     2.2          1.9            2.0           2.2           3.8           3.7

(1) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Second Quarter 2008 (unaudited)
($ in millions)

                                              YTD June                                      December 31,
                                    -----------------------------   -------------------------------------------------------------
                                        2008            2007            2007            2006            2005            2004
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATING INCOME
Investment Management Fees          $       63.7    $       74.0    $      147.4    $      154.1    $      182.1    $      219.0
Mutual Funds - Ancillary Fees               27.2            29.6            59.8            49.4            41.1            38.8
Other Revenue                                1.4             4.0             7.4             5.3             4.9             7.2
                                    -------------   -------------   -------------   -------------   -------------   -------------
Total Revenues                              92.3           107.6           214.6           208.8           228.1           265.0
                                    -------------   -------------   -------------   -------------   -------------   -------------

Employment Expenses                         39.3            44.4            85.0            89.4           103.9           132.6
Distribution & Admin Expenses               22.9            24.3            50.1            41.3            35.8            32.9
Other Operating
  Expenses Direct(1)                        14.8            22.0            43.8            43.8            50.6            53.0
Other Operating
  Expenses Indirect(1)                       8.2
Amortization of Intangibles                 15.0            15.1            30.4            32.0            33.2            33.8
Intangible Asset Impairments                10.5                                            32.5            10.6
                                    -------------   -------------   -------------   -------------   -------------   -------------
Total Operating Expenses                   110.7           105.8           209.3           239.0           234.1           252.3
                                    -------------   -------------   -------------   -------------   -------------   -------------

Management Income (Loss)                   (18.4)            1.8             5.3           (30.2)           (6.0)           12.7
Other Income - Net                           1.1             1.1             2.1             1.6             2.2             1.7
Minority Interest                                                                                           (6.7)          (14.3)
                                    -------------   -------------   -------------   -------------   -------------   -------------
Operating Income (Loss),
  before income taxes                      (17.3)            2.9             7.4           (28.6)          (10.5)            0.1
Applicable Income
  Taxes (Benefit)                           (6.9)            1.9             3.3           (10.7)           (4.7)            2.3
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATING INCOME (LOSS)                    (10.4)            1.0             4.1           (17.9)           (5.8)           (2.2)
Net Realized Investment
  Gains (Losses)                            (1.0)            0.3            (0.5)            0.8            (0.3)            1.8
Management Restructuring
  and Early Retirement Costs                                                                (8.7)           (8.3)           (1.2)
                                    -------------   -------------   -------------   -------------   -------------   -------------
NET INCOME (LOSS)                   $      (11.4)   $        1.3    $        3.6    $      (25.8)   $      (14.4)   $       (1.6)
                                    =============   =============   =============   =============   =============   =============

Reconciliation of Operating
  Income to Earnings Before
  Income Taxes, Depreciation
  and Amortization (EBITDA)
    Operating Income (Loss),
      before income taxes           $      (17.3)   $        2.9    $        7.4    $      (28.6)   $      (10.5)   $        0.1
    Adjustments for:
      Intangible asset amortization
       and impairments                      25.5            15.1            30.4            64.5            43.8            33.8
      Depreciation                           0.3             0.7             1.1             1.0             1.7             2.2
                                    -------------   -------------   -------------   -------------   -------------   -------------
    EBITDA                          $        8.5    $       18.7    $       38.9    $       36.9    $       35.0    $       36.1
                                    =============   =============   =============   =============   =============   =============

(1) Effective for the 1st quarter of 2008, other operating expenses were split into direct and indirect, where indirect expenses represent expense charge-backs and allocations from its parent company and affiliates. These had previously been reported as a component of total other operating expenses.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Second Quarter 2008 (unaudited)
($ in millions)

Quarters ended                                                    2007                                           2008
                                    -------------------------------------------------------------   -----------------------------
                                         March           June         September       December          March           June
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATING INCOME
Investment Management Fees          $       36.9    $       37.1    $       36.9    $       36.5    $       32.8    $       30.9
Mutual Funds - Ancillary Fees               14.3            15.3            15.1            15.1            13.7            13.5
Other Revenue                                2.2             1.8             1.9             1.5             0.9             0.5
                                    -------------   -------------   -------------   -------------   -------------   -------------
Total Revenues                              53.4            54.2            53.9            53.1            47.4            44.9
                                    -------------   -------------   -------------   -------------   -------------   -------------

Employment Expenses                         24.0            20.4            20.8            19.8            20.3            19.0
Distribution & Admin Expenses               11.6            12.7            12.9            12.9            11.4            11.5
Other Operating
  Expenses Direct (1)                       10.1            11.9            10.5            11.3             6.8             8.0
Other Operating
  Expenses Indirect (1)                                                                                      4.5             3.7
Amortization of Intangibles                  7.6             7.5             7.5             7.8             7.5             7.5
Intangible Asset Impairments                                                                                10.5
                                    -------------   -------------   -------------   -------------   -------------   -------------
Total Operating Expenses                    53.3            52.5            51.7            51.8            61.0            49.7
                                    -------------   -------------   -------------   -------------   -------------   -------------

Management Income (Loss)                     0.1             1.7             2.2             1.3           (13.6)           (4.8)
Other Income - Net                           0.5             0.6             0.4             0.6             0.3             0.8
                                    -------------   -------------   -------------   -------------   -------------   -------------
Operating Income (Loss),
  before income taxes                        0.6             2.3             2.6             1.9           (13.3)           (4.0)
Applicable Income Taxes (Benefit)            0.9             1.0             1.2             0.2            (4.6)           (2.3)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATING INCOME (LOSS)                     (0.3)            1.3             1.4             1.7            (8.7)           (1.7)
Net Realized Investment
  Gains (Losses)                             0.1             0.2            (0.2)           (0.6)           (0.6)           (0.4)
                                    -------------   -------------   -------------   -------------   -------------   -------------
NET INCOME (LOSS)                   $       (0.2)   $        1.5    $        1.2    $        1.1    $       (9.3)   $       (2.1)
                                    =============   =============   =============   =============   =============   =============

Reconciliation of Operating
  Income to Earnings Before
  Income Taxes, Depreciation
  and Amortization (EBITDA)
    Operating Income (Loss),
      before income taxes           $        0.6    $        2.3    $        2.6    $        1.9    $      (13.3)   $       (4.0)
    Adjustments for:
      Intangible asset amortization
        and impairments                      7.6             7.5             7.5             7.8            18.0             7.5
      Depreciation                           0.2             0.5             0.2             0.2             0.1             0.2
                                    -------------   -------------   -------------   -------------   -------------   -------------
    EBITDA                          $        8.4    $       10.3    $       10.3    $        9.9    $        4.8    $        3.7
                                    =============   =============   =============   =============   =============   =============

(1) Effective for the 1st quarter of 2008, other operating expenses were split into direct and indirect, where indirect expenses represent expense charge-backs and allocations from its parent company and affiliates. These had previously been reported as a component of total other operating expenses.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Second Quarter 2008 (unaudited)
($ in millions)

                                              YTD June                                     December 31,
                                    -----------------------------   -------------------------------------------------------------
                                        2008            2007            2007            2006            2005            2004
                                    -------------   -------------   -------------   -------------   -------------   -------------

RETAIL PRODUCTS:
Managed Accounts
----------------
Deposits and reinvestments          $      514.0    $      655.9    $    1,212.3    $    1,141.2    $    1,760.3    $    2,109.9
Redemptions and withdrawals             (1,073.4)       (1,558.7)       (2,668.6)       (4,297.5)       (5,722.8)       (5,203.0)
                                    -------------   -------------   -------------   -------------   -------------   -------------
     Net Flows                            (559.4)         (902.8)       (1,456.3)       (3,156.3)       (3,962.5)       (3,093.1)
Performance                               (559.6)          200.4           144.4           593.9           (62.6)          950.3
Acquisitions (dispositions)
  / Other                                                                  (81.5)           71.0          (158.0)
                                    -------------   -------------   -------------   -------------   -------------   -------------
    Net Change in AUM                   (1,119.0)         (702.4)       (1,393.4)       (2,491.4)       (4,183.1)       (2,142.8)
Assets under management,
    beginning of period                  5,447.7         6,841.1         6,841.1         9,332.5        13,515.6        15,658.4
                                    -------------   -------------   -------------   -------------   -------------   -------------
Assets under management,
    end of period                   $    4,328.7    $    6,138.7    $    5,447.7    $    6,841.1    $    9,332.5    $   13,515.6
                                    =============   =============   =============   =============   =============   =============

Mutual Funds
------------
Deposits and reinvestments          $    1,369.6    $    2,330.0    $    3,596.2    $    2,567.5    $    2,030.4    $    1,673.2
Redemptions and withdrawals             (1,621.8)       (1,860.7)       (3,826.2)       (2,828.6)       (2,444.0)       (2,004.5)
                                    -------------   -------------   -------------   -------------   -------------   -------------
    Net Flows                             (252.2)          469.3          (230.0)         (261.1)         (413.6)         (331.3)
Performance                             (1,022.5)          349.5           338.6         1,522.2           184.1           805.9
Money market funds
  net change in AUM                        261.5          (149.4)          502.5        (1,382.8)          (28.4)          (28.9)
Acquisitions (dispositions)
  / Other                                  (67.6)          (66.0)         (143.9)        9,838.3           120.1           105.7
                                    -------------   -------------   -------------   -------------   -------------   -------------
    Net Change in AUM                   (1,080.8)          603.4           467.2         9,716.6          (137.8)          551.4
Assets under management,
    beginning of period                 22,331.0        21,863.8        21,863.8        12,147.2        12,285.0        11,733.6
                                    -------------   -------------   -------------   -------------   -------------   -------------
Assets under management,
    end of period                   $   21,250.2    $   22,467.2    $   22,331.0    $   21,863.8    $   12,147.2    $   12,285.0
                                    =============   =============   =============   =============   =============   =============

INSTITUTIONAL PRODUCTS:
Deposits and reinvestments          $      398.3    $      645.7    $    1,237.6    $    1,609.2    $    5,545.1    $    2,885.2
Redemptions and withdrawals             (4,966.6)         (988.2)       (2,002.1)       (3,504.4)       (6,599.1)       (5,389.2)
                                    -------------   -------------   -------------   -------------   -------------   -------------
    Net Flows                           (4,568.3)         (342.5)         (764.5)       (1,895.2)       (1,054.0)       (2,504.0)
Performance                               (159.5)          251.2           559.3         1,089.2           367.2         1,140.5
Acquisitions (dispositions)
  / Other (2)                              (19.7)         (192.8)         (895.2)         (332.6)          (63.3)          234.3
                                    -------------   -------------   -------------   -------------   -------------   -------------
    Net Change in AUM                   (4,747.5)         (284.1)       (1,100.4)       (1,138.6)         (750.1)       (1,129.2)
Assets under management,
    beginning of period                 11,194.4        12,294.8        12,294.8        13,433.4        14,183.5        15,312.7
                                    -------------   -------------   -------------   -------------   -------------   -------------
Assets under management,
    end of period                   $    6,446.9    $   12,010.7    $   11,194.4    $   12,294.8    $   13,433.4    $   14,183.5
                                    =============   =============   =============   =============   =============   =============

STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments          $        1.2    $    2,290.0    $    2,290.0    $    2,423.5    $    1,002.3    $        1.7
Redemptions and withdrawals             (1,191.7)         (319.6)         (352.3)       (1,141.7)       (1,157.9)         (659.2)
                                    -------------   -------------   -------------   -------------   -------------   -------------
    Net Flows                           (1,190.5)        1,970.4         1,937.7         1,281.8          (155.6)         (657.5)
Performance                             (1,004.7)         (191.6)       (2,325.5)          171.5          (258.9)           26.0
                                    -------------   -------------   -------------   -------------   -------------   -------------
    Net Change in AUM                   (2,195.2)        1,778.8          (387.8)        1,453.3          (414.5)         (631.5)
Assets under management,
    beginning of period                  3,575.3         3,963.1         3,963.1         2,509.8         2,924.3         3,555.8
                                    -------------   -------------   -------------   -------------   -------------   -------------
Assets under management,
    end of period                   $    1,380.1    $    5,741.9    $    3,575.3    $    3,963.1    $    2,509.8    $    2,924.3
                                    =============   =============   =============   =============   =============   =============

TOTAL:
Deposits and reinvestments          $    2,283.1    $    5,921.6    $    8,336.1    $    7,741.4    $   10,338.1    $    6,670.0
Redemptions and withdrawals             (8,853.5)       (4,727.2)       (8,849.2)      (11,772.2)      (15,923.8)      (13,255.9)
                                    -------------   -------------   -------------   -------------   -------------   -------------
    Net Flows                           (6,570.4)        1,194.4          (513.1)       (4,030.8)       (5,585.7)       (6,585.9)
Performance                             (2,746.3)          609.5        (1,283.2)        3,376.8           229.8         2,922.7
Money market funds
    net change in AUM                      261.5          (149.4)          502.5        (1,382.8)          (28.4)          (28.9)
Acquisitions (dispositions)
  / Other                                  (87.3)         (258.8)       (1,120.6)        9,576.7          (101.2)          340.0
                                    -------------   -------------   -------------   -------------   -------------   -------------
    Net Change in AUM                   (9,142.5)        1,395.7        (2,414.4)        7,539.9        (5,485.5)       (3,352.1)
Assets under management,
    beginning of period                 42,548.4        44,962.8        44,962.8        37,422.9        42,908.4        46,260.5
                                    -------------   -------------   -------------   -------------   -------------   -------------
Assets under management,
    end of period                   $   33,405.9    $   46,358.5    $   42,548.4    $   44,962.8    $   37,422.9    $   42,908.4
                                    =============   =============   =============   =============   =============   =============
Variable Products Change in
    AUM (included in
    Institutional Products)         $      (73.0)   $        5.4    $     (950.3)   $      106.5    $     (342.3)   $      211.6
                                    =============   =============   =============   =============   =============   =============

Money Market balances(1)            $    6,465.0    $    5,551.7    $    6,203.6    $    5,701.1    $      101.4    $      129.8
                                    =============   =============   =============   =============   =============   =============

(1) Money Market balances included in Mutual Funds above.
(2) Effective for the 4th quarter of 2006, "Other" includes the net change in AUM during the quarter of institutional cash management accounts. This treatment is consistent with the treatment of money market mutual funds.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Second Quarter 2008 (unaudited)
($ in millions)

                                                                 2007                                           2008
                                    -------------------------------------------------------------   -----------------------------
                                         March          June          September       December          March           June
                                    -------------   -------------   -------------   -------------   -------------   -------------
RETAIL PRODUCTS:
Managed Accounts
----------------
Deposits and reinvestments          $      290.4    $      365.5    $      299.0    $      257.4    $      278.9    $      235.1
Redemptions and withdrawals               (728.1)         (830.6)         (482.8)         (627.1)         (585.6)         (487.8)
                                    -------------   -------------   -------------   -------------   -------------   -------------
    Net Flows                             (437.7)         (465.1)         (183.8)         (369.7)         (306.7)         (252.7)
Performance                                125.6            74.8            64.4          (120.4)         (516.3)          (43.3)
Acquisitions (dispositions)
  / Other                                                                                  (81.5)
                                    -------------   -------------   -------------   -------------   -------------   -------------
    Net Change in AUM                     (312.1)         (390.3)         (119.4)         (571.6)         (823.0)         (296.0)
Assets under management,
    beginning of period                  6,841.1         6,529.0         6,138.7         6,019.3         5,447.7         4,624.7
                                    -------------   -------------   -------------   -------------   -------------   -------------
Assets under management,
    end of period                   $    6,529.0    $    6,138.7    $    6,019.3    $    5,447.7    $    4,624.7    $    4,328.7
                                    =============   =============   =============   =============   =============   =============

Mutual Funds
------------
Deposits and reinvestments          $    1,160.7    $    1,169.3    $      701.2    $      565.0    $      682.7    $      686.9
Redemptions and withdrawals               (881.8)         (978.9)       (1,023.0)         (942.5)         (900.5)         (721.3)
                                    -------------   -------------   -------------   -------------   -------------   -------------
    Net Flows                              278.9           190.4          (321.8)         (377.5)         (217.8)          (34.4)
Performance                                298.5            51.0           188.5          (199.4)         (999.6)          (22.9)
Money market funds
    net change in AUM                     (364.2)          214.8         1,939.1        (1,287.2)       (1,027.2)        1,288.7
Acquisitions (dispositions)
  / Other                                  (14.0)          (52.0)           13.6           (91.5)          (27.6)          (40.0)
                                    -------------   -------------   -------------   -------------   -------------   -------------
    Net Change in AUM                      199.2           404.2         1,819.4        (1,955.6)       (2,272.2)        1,191.4
Assets under management,
    beginning of period                 21,863.8        22,063.0        22,467.2        24,286.6        22,331.0        20,058.8
                                    -------------   -------------   -------------   -------------   -------------   -------------
Assets under management,
    end of period                   $   22,063.0    $   22,467.2    $   24,286.6    $   22,331.0    $   20,058.8    $   21,250.2
                                    =============   =============   =============   =============   =============   =============

INSTITUTIONAL PRODUCTS:
Deposits and reinvestments          $      281.3    $      364.4    $      260.2    $      331.7    $      334.3    $       64.0
Redemptions and withdrawals               (513.3)         (474.9)         (566.6)         (447.3)       (4,144.2)         (822.4)
                                    -------------   -------------   -------------   -------------   -------------   -------------
    Net Flows                             (232.0)         (110.5)         (306.4)         (115.6)       (3,809.9)         (758.4)
Performance                                233.8            17.4           251.6            56.5           (76.9)          (82.6)
Acquisitions (dispositions)
  / Other                                 (261.9)           69.1          (708.2)            5.8           (70.0)           50.3
                                    -------------   -------------   -------------   -------------   -------------   -------------
    Net Change in AUM                     (260.1)          (24.0)         (763.0)          (53.3)       (3,956.8)         (790.7)
Assets under management,
    beginning of period                 12,294.8        12,034.7        12,010.7        11,247.7        11,194.4         7,237.6
                                    -------------   -------------   -------------   -------------   -------------   -------------
Assets under management,
    end of period                   $   12,034.7    $   12,010.7    $   11,247.7    $   11,194.4    $    7,237.6    $    6,446.9
                                    =============   =============   =============   =============   =============   =============

STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments          $    1,500.0    $      790.0    $        0.0             0.0    $        0.0    $        1.2
Redemptions and withdrawals               (299.0)          (20.6)          (17.6)          (15.1)          (25.9)       (1,165.8)
                                    -------------   -------------   -------------   -------------   -------------   -------------
    Net Flows                            1,201.0           769.4           (17.6)          (15.1)          (25.9)       (1,164.6)
Performance                                (73.7)         (117.9)         (809.3)       (1,324.6)         (951.1)          (53.6)
                                    -------------   -------------   -------------   -------------   -------------   -------------
    Net Change in AUM                    1,127.3           651.5          (826.9)       (1,339.7)         (977.0)       (1,218.2)
Assets under management,
    beginning of period                  3,963.1         5,090.4         5,741.9         4,915.0         3,575.3         2,598.3
                                    -------------   -------------   -------------   -------------   -------------   -------------
Assets under management,
    end of period                   $    5,090.4    $    5,741.9    $    4,915.0    $    3,575.3    $    2,598.3    $    1,380.1
                                    =============   =============   =============   =============   =============   =============

TOTAL:
Deposits and reinvestments          $    3,232.4    $    2,689.2    $    1,260.4    $    1,154.1    $    1,295.9    $      987.2
Redemptions and withdrawals             (2,422.2)       (2,305.0)       (2,090.0)       (2,032.0)       (5,656.2)       (3,197.3)
                                    -------------   -------------   -------------   -------------   -------------   -------------
     Net Flows                             810.2           384.2          (829.6)         (877.9)       (4,360.3)       (2,210.1)
Performance                                584.2            25.3          (304.8)       (1,587.9)       (2,543.9)         (202.4)
Money market funds
    net change in AUM                     (364.2)          214.8         1,939.1        (1,287.2)       (1,027.2)        1,288.7
Acquisitions (dispositions)
  / Other                                 (275.9)           17.1          (694.6)         (167.2)          (97.6)           10.3
                                    -------------   -------------   -------------   -------------   -------------   -------------
    Net Change in AUM                      754.3           641.4           110.1        (3,920.2)       (8,029.0)       (1,113.5)
Assets under management,
    beginning of period                 44,962.8        45,717.1        46,358.5        46,468.6        42,548.4        34,519.4
                                    -------------   -------------   -------------   -------------   -------------   -------------
Assets under management,
    end of period                   $   45,717.1    $   46,358.5    $   46,468.6    $   42,548.4    $   34,519.4    $   33,405.9
                                    =============   =============   =============   =============   =============   =============

Variable Products
    Change in AUM (included
    in Institutional Products)      $      (10.2)   $        5.4    $     (897.3)   $      (48.2)   $      (32.9)   $      (40.1)
                                    =============   =============   =============   =============   =============   =============

Money Market balances(1)            $    5,336.9    $    5,551.7    $    7,490.8    $    6,203.6    $    5,176.3    $    6,465.0
                                    =============   =============   =============   =============   =============   =============

(1)  Money Market balances included in Mutual Funds above.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT (1)
Second Quarter 2008 (unaudited)
($ in millions)

                                                                                                 December 31,
                                                                                    ------------------------------------
                                                                                       2005                      2004
                                                                                    ----------                ----------
OPERATING INCOME
Operating Gain (Loss)                                                               $     3.5                 $    (1.7)
Realized Gains on Cash and Stock Distributions                                           21.9                       7.4
Change in Unrealized Gains (Losses) on Investments Held in Partnerships                 (10.6)                     13.6
                                                                                    ----------                ----------
Equity in Partnership Earnings, before income taxes                                      14.8                      19.3
Applicable Income Taxes                                                                   5.2                       6.8
                                                                                    ----------                ----------
Operating Income                                                                    $     9.6                 $    12.5
                                                                                    ==========                ==========

========================================================================================================================

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                                                    $    27.6                 $    37.7
Equity In Earnings of Partnerships                                                       14.8                      19.3
Distributions                                                                           (68.2)                    (50.4)
Sale of Partnership Interests and Transfer to Closed Block                              (91.5)
Realized Loss on Sale of Partnership Interests and Transfer to Closed Block             (13.9)
                                                                                    ----------                ----------
Change in Venture Capital Investments                                                  (131.2)                      6.6
Beginning Balance                                                                       202.9                     196.3
                                                                                    ----------                ----------
Ending Balance                                                                      $    71.7                 $   202.9
                                                                                    ==========                ==========

(1) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Second Quarter 2008 (unaudited)
($ in millions)

                                                          YTD June                                 December 31,
                                                -------------------------   ------------------------------------------------------
                                                    2008          2007           2007         2006          2005          2004
                                                ------------  -----------   ------------  ------------  ------------  ------------
OPERATING INCOME
Corporate Investment Income                     $       0.6   $      3.0    $       6.7   $       4.6   $      (0.8)  $       0.4
Interest Expense on Indebtedness                      (19.0)       (21.1)         (44.2)        (49.2)        (46.6)        (40.8)
Corporate Expenses                                    (22.8)        (8.4)         (10.8)        (17.3)        (24.6)        (18.9)
Other                                                  (0.5)         1.1            0.8          (0.1)          0.7          (1.5)
                                                ------------  -----------   ------------  ------------  ------------  ------------
Operating Loss, before income taxes                   (41.7)       (25.4)         (47.5)        (62.0)        (71.3)        (60.8)
Applicable Income Tax (Benefit)                       (15.5)       (18.4)         (29.5)        (21.2)        (26.9)        (23.0)
                                                ------------  -----------   ------------  ------------  ------------  ------------
OPERATING LOSS                                        (26.2)        (7.0)         (18.0)        (40.8)        (44.4)        (37.8)
Net Realized Investment Gains (Losses)                 (8.4)        10.0           (5.7)         21.0           4.4          (0.4)
Realized and Unrealized Gains (Losses)
   on Equity Investment in Aberdeen                                                                            (7.0)         55.9
Share of Aberdeen's Extraordinary Charge
   for FSA Settlement                                                                                                       (14.7)
Surplus Notes Tender Costs                                                                                                   (6.4)
Management Restructuring and Early
   Retirement Costs                                                                              (0.4)         (4.1)        (13.4)
                                                ------------  -----------   ------------  ------------  ------------  ------------
NET INCOME (LOSS)                               $     (34.6)  $      3.0    $     (23.7)  $     (20.2)  $     (51.1)  $     (16.8)
                                                ============  ===========   ============  ============  ============  ============

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Second Quarter 2008 (unaudited)
($ in millions)

Quarters Ended
                                                                   2007                                            2008
                                          --------------------------------------------------------      --------------------------
                                             March           June        September      December           March          June
                                          -----------    -----------    -----------    -----------      -----------    -----------
OPERATING INCOME
Corporate Investment Income               $      1.5     $      1.5     $      1.8     $      1.9       $      0.9     $     (0.3)
Interest Expense on Indebtedness                (9.5)         (11.6)         (11.5)         (11.6)           (10.2)          (8.8)
Corporate Expenses                              (2.9)          (5.5)          (1.7)          (0.7)           (11.2)         (11.6)
Other                                            1.7           (0.6)           0.1           (0.4)            (0.1)          (0.4)
                                          -----------    -----------    -----------    -----------      -----------    -----------
Operating Loss, before income taxes             (9.2)         (16.2)         (11.3)         (10.8)           (20.6)         (21.1)
Applicable Income Tax (Benefit)                 (3.6)         (14.7)          (6.2)          (4.9)            (8.1)          (7.4)
                                          -----------    -----------    -----------    -----------      -----------    -----------
OPERATING LOSS                                  (5.6)          (1.5)          (5.1)          (5.9)           (12.5)         (13.7)
Net Realized Investment Gains (Losses)          11.8           (1.8)          (1.0)         (14.7)            (1.1)          (7.3)
                                          -----------    -----------    -----------    -----------      -----------    -----------
NET INCOME (LOSS)                         $      6.2     $     (3.3)    $     (6.1)    $    (20.6)      $    (13.6)    $    (21.0)
                                          ===========    ===========    ===========    ===========      ===========    ===========

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)(2)
Second Quarter 2008 (unaudited)
($ in millions)

                                                     YTD June                               December 31,
                                           ----------------------------  ---------------------------------------------------------
                                                2008           2007           2007           2006            2005         2004
                                           -------------  -------------  -------------  -------------  -------------  ------------
REVENUES
Premiums                                    $     371.5    $      387.8   $     798.3    $     839.7    $      928.7   $    990.6
Insurance, Investment Management
   and Product Fees                               361.9           305.9         652.6          560.1           501.8        550.0
Mutual Fund Ancillary Fees and
   Other Revenue                                   29.2            34.0          67.7           54.8            46.5         46.9
Net Investment Income                             494.8           539.3       1,060.4        1,049.9         1,100.3      1,074.0
Unrealized Gain on Trading Equity
   Securities                                                                                                                85.9
Net Realized Investment Gains (Losses)            (73.7)           22.6          (6.8)          76.5            34.2         10.8
                                           -------------  -------------  -------------  -------------  -------------  ------------
Total Revenues                                  1,183.7         1,289.6       2,572.2        2,581.0         2,611.5      2,758.2
                                           -------------  -------------  -------------  -------------  -------------  ------------
BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy
   Liabilities                                    662.8           644.1       1,318.5        1,341.1         1,376.7      1,422.2
Policyholder Dividends                            159.7           194.1         380.0          399.1           364.4        404.7
Policy Acquisition Cost Amortization               95.6            85.2         192.9          145.7           132.1        110.2
Intangible Asset Impairments                       10.5                                         32.5            10.6
Intangible Asset Amortization                      15.0            15.1          30.4           32.0            33.8         33.8
Interest Expense on Indebtedness                   19.0            21.1          44.2           49.2            46.6         40.8
Interest Expense on Non-recourse
   Collateralized Obligations                       5.1             8.1          15.4           18.7            29.4         33.6
Other Operating Expenses                          232.0           222.7         440.0          428.3           482.9        565.8
                                           -------------  -------------  -------------  -------------  -------------  ------------
Total Expenses                                  1,199.7         1,190.4       2,421.4        2,446.6         2,476.5      2,611.1
                                           -------------  -------------  -------------  -------------  -------------  ------------
Income (Loss) from Continuing Operations
   before Income Taxes, Minority Interest
   and equity in undistributed losses of
   affiliates                                     (16.0)           99.2         150.8          134.4           135.0        147.1
Applicable Income Taxes (Benefit)                  (7.8)           20.8          29.7           40.2            27.1         46.0
                                           -------------  -------------  -------------  -------------  -------------  ------------
Income (Loss) from Continuing Operations
   before Minority Interest and equity in
   undistributed losses of affiliates             (8.2)           78.4          121.1           94.2           107.9        101.1
Equity in undistributed losses of
   affiliates                                                                                                               (10.4)
                                           -------------  -------------  -------------  -------------  -------------  ------------
Income (Loss) from Continuing Operations           (8.2)           78.4         121.1           94.2           107.9         90.7
Discontinued Operations:
   Income (Loss) from Discontinued
      Operations                                                    1.2          (3.5)           1.1             0.5         (4.3)
                                           -------------  -------------  -------------  -------------  -------------  ------------
Net Income (Loss)                           $      (8.2)   $       79.6   $     117.6    $      95.3    $      108.4   $     86.4
                                           =============  =============  =============  =============  =============  ============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

(2) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT(1)(2)
Second Quarter 2008 (unaudited)
($ in millions)

Quarters Ended
                                                                   2007                                            2008
                                          --------------------------------------------------------      --------------------------
                                             March           June        September      December           March          June
                                          -----------    -----------    -----------    -----------      -----------    -----------
REVENUES
Premiums                                  $     194.7    $    193.1     $     197.5    $     213.0      $    180.2     $    191.3
Insurance, Investment Management
   and Product Fees                             150.5         155.5           164.5          182.1           179.5          182.4
Mutual Fund Ancillary Fees and
   Other Revenue                                 16.7          17.2            17.0           16.8            14.6           14.6
Net Investment Income                           276.5         262.8           261.1          260.0           248.5          246.3
Net Realized Investment Gains
   (Losses)                                      24.5          (1.9)            3.9          (33.2)          (47.5)         (26.2)
                                          -----------    -----------    -----------    -----------      -----------    -----------
Total Revenues                                  662.9         626.7           644.0          638.7           575.3          608.4
                                          -----------    -----------    -----------    -----------      -----------    -----------
BENEFITS AND EXPENSES
Policy Benefits and Increase in
   Policy Liabilities                           322.2         321.9           331.9          342.5           335.8          327.0
Policyholder Dividends                          103.8          90.3            98.1           87.8            73.7           86.0
Policy Acquisition Cost Amortization             41.3          43.9            46.8           60.9            40.0           55.6
Intangible Asset Impairments                                                                                  10.5
Intangible Asset Amortization                     7.6           7.5             7.5            7.8             7.5            7.5
Interest Expense on Indebtedness                  9.5          11.6            11.5           11.6            10.2            8.8
Interest Expense on Non-recourse
   Collateralized Obligations                     4.0           4.1             3.9            3.4             3.2            1.9
Other Operating Expenses                        106.9         115.8           102.7          114.7           117.4          114.6
                                          -----------    -----------    -----------    -----------      -----------    -----------
Total Expenses                                  595.3         595.1           602.4          628.7           598.3          601.4
                                          -----------    -----------    -----------    -----------      -----------    -----------
Income (Loss) from Continuing
   Operations before Income Taxes                67.6          31.6            41.6           10.0           (23.0)           7.0
Applicable Income Taxes (Benefit)                19.7           1.1             6.8            2.1            (8.6)           0.8
                                          -----------    -----------    -----------    -----------      -----------    -----------
Income (Loss) from Continuing Operations         47.9          30.5            34.8            7.9           (14.4)           6.2
Discontinued Operations:
   Income (Loss) from Discontinued
      Operations                                  0.8           0.4                           (4.7)
                                          -----------    -----------    -----------    -----------      -----------    -----------
Net Income (Loss)                         $      48.7    $     30.9     $      34.8    $       3.2      $    (14.4)    $      6.2
                                          ===========    ===========    ===========    ===========      ===========    ===========

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

(2) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING SECOND QUARTER 2008 INCOME STATEMENT
Second Quarter 2008 (unaudited)
($ in millions)

Year-to-Date June 30, 2008
                                                        Operating Income                      Exclusions from Operating Income
                                          --------------------------------------------  -------------------------------------------
                                                                           Corporate      Realized
                                                             Asset             &         Investment                   Intra-Segment
                           Consolidated   Life & Annuity   Management        Other      Gains/Losses       Other       Eliminations
                           -------------  --------------  -------------  -------------  -------------  -------------  -------------
REVENUES
Premiums                    $     371.5    $      371.5
Insurance, Investment
   Management and
   Product Fees                   361.9           298.4    $      63.7                                                 $     (0.2)
Mutual Fund Ancillary
   Fees and Other Revenue          29.2                           29.2
Net Investment Income             494.8           479.7            0.6    $       9.1                   $      (1.1)          6.5
Net Realized Investment
   Losses                         (73.7)                                                       (73.7)
                           -------------  --------------  -------------  -------------  -------------  -------------  -------------
     Total Revenues             1,183.7         1,149.6           93.5            9.1          (73.7)          (1.1)          6.3
                           -------------  --------------  -------------  -------------  -------------  -------------  -------------
BENEFITS AND EXPENSES
Policy Benefits and
   Increase in Policy
   Liabilities                    662.8           659.1                           3.7
Policyholder Dividends            159.7           184.7                                        (25.0)
Policy Acquisition Cost
   Amortization                    95.6           105.0                                         (9.4)
Intangible Asset
   Amortization                    15.0                           15.0
Intangible Asset
   Impairments                     10.5                           10.5
Interest Expense
   on Indebtedness                 19.0                                          19.0
Interest Expense on
   Non-recourse
   Collateralized
   Obligations                      5.1                                           5.1
Other Operating Expenses          232.0           122.0           85.3           23.0           (3.5)          (1.1)          6.3
                           -------------  --------------  -------------  -------------  -------------  -------------  -------------
     Total Expenses             1,199.7         1,070.8          110.8           50.8          (37.9)          (1.1)          6.3
                           -------------  --------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from
   Continuing Operations
   before Income Taxes            (16.0)           78.8          (17.3)         (41.7)         (35.8)           0.0           0.0
Applicable Income Taxes
   (Benefit)                       (7.8)           27.5           (6.9)         (15.5)         (12.9)
                           -------------  --------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from
   Continuing Operations    $      (8.2)   $       51.3    $     (10.4)   $     (26.2)   $     (22.9)   $       0.0    $      0.0
                           =============  ==============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY (1)
Second Quarter 2008 (unaudited)
($ in millions, except par value)

                                                           June                              December 31,
                                                      -------------   ------------------------------------------------------------
                                                           2008           2007            2006            2005            2004
                                                      -------------   -------------   -------------   -------------   ------------
ASSETS:
Available-for-Sale Debt Securities, at fair value     $    11,291.3   $    11,970.0   $    12,696.8   $    13,404.6   $   13,476.3
Available-for-Sale Equity Securities, at fair value           189.1           205.3           187.1           181.8          304.3
Trading Equity Securities, at fair value                                                                                      87.3
Policy Loans, at unpaid principal balances                  2,473.3         2,380.5         2,322.0         2,245.0        2,196.7
Venture Capital Partnerships, at equity in
   net assets                                                 208.4           173.7           116.8           145.1          255.3
Other Investments                                             449.8           507.3           380.2           439.2          579.7
Fair value option investments                                 113.1
                                                      -------------   -------------   -------------   -------------   ------------
                                                           14,725.0        15,236.8        15,702.9        16,415.7       16,899.6
Available-for-Sale Debt and Equity Securities
   Pledged as Collateral, at fair value                       176.2           219.1           267.8           304.4        1,278.8
                                                      -------------   -------------   -------------   -------------   ------------
TOTAL INVESTMENTS                                          14,901.2        15,455.9        15,970.7        16,720.1       18,178.4
Cash and Cash Equivalents                                     443.2           577.7           404.9           301.5          435.0
Accrued Investment Income                                     196.6           209.6           215.8           225.8          222.3
Receivables                                                   214.4           159.7           218.6           146.9          135.8
Deferred Policy Acquisition Costs                           2,351.0         2,089.9         1,755.7         1,556.0        1,429.9
Deferred Income Taxes                                          76.2            42.8            39.6            56.0           30.7
Intangible Assets                                             183.2           208.2           237.5           295.9          308.4
Goodwill                                                      484.5           484.5           471.1           467.7          427.2
Other Assets                                                  207.9           172.8           240.1           220.2          241.3
Separate Account Assets                                    10,576.6        10,820.3         9,458.6         7,722.2        6,950.3
                                                      -------------   -------------   -------------   -------------   ------------
TOTAL ASSETS                                          $    29,634.8   $    30,221.4   $    29,012.6   $    27,712.3   $   28,359.3
                                                      =============   =============   =============   =============   ============
LIABILITIES:
Policy Liabilities and Accruals                       $    13,800.2   $    13,816.7   $    13,525.7   $    13,246.2   $   13,132.4
Policyholder Deposit Funds                                  1,664.0         1,808.9         2,228.4         3,060.7        3,492.4
Indebtedness                                                  474.0           627.7           685.4           751.9          690.8
Stock Purchase Contracts                                                                                                     131.9
Other Liabilities                                             686.6           550.9           539.0           534.3          583.9
Non-recourse Collateralized Debt Obligation
   Liabilities                                                256.3           317.9           344.0           389.9        1,355.2
Separate Account Liabilities                               10,576.6        10,820.3         9,458.6         7,722.2        6,950.3
                                                      -------------   -------------   -------------   -------------   ------------
TOTAL LIABILITIES                                          27,457.7        27,942.4        26,781.1        25,705.2       26,336.9
                                                      -------------   -------------   -------------   -------------   ------------
STOCKHOLDERS' EQUITY:
Common stock, $.01 par value, 1.0 billion shares
   authorized;
   114,391,506 shares outstanding (June 30, 2008)               1.3             1.3             1.3             1.1            1.0
Additional paid in capital                                  2,621.8         2,616.1         2,600.2         2,437.6        2,431.6
Accumulated Earnings (Deficit)                                (50.6)          (20.7)         (115.9)         (193.1)        (285.7)
   Treasury stock, at cost: 11,313,564 shares
   (June 30, 2008)                                           (179.5)         (179.5)         (179.5)         (179.5)        (182.6)
Accumulated Other Comprehensive Income (Loss)                (215.9)         (138.2)          (74.6)          (59.0)          58.1
                                                      -------------   -------------   -------------   -------------   ------------
TOTAL STOCKHOLDERS' EQUITY                                  2,177.1         2,279.0         2,231.5         2,007.1        2,022.4
                                                      -------------   -------------   -------------   -------------   ------------
TOTAL LIABILITIES, MINORITY INTEREST AND
   STOCKHOLDERS' EQUITY                               $    29,634.8   $    30,221.4   $    29,012.6   $    27,712.3   $   28,359.3
                                                      =============   =============   =============   =============   ============

(1) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY (1)
Second Quarter 2008 (Unaudited)
($ Millions)

                                             Total Debt Securities        Public Debt Securities        Private Debt Securities
                                          ---------------------------   ---------------------------   ---------------------------
                                            6/30/08        12/31/07       6/30/08        12/31/07       6/30/08        12/31/07
                                          ------------   ------------   ------------   ------------   ------------   ------------
DEBT SECURITIES BY CREDIT QUALITY
   (CARRYING VALUE)
AAA/AA/A                                  $    7,085.0   $    7,473.6   $    5,628.6   $    5,950.6   $   1,456.4    $    1,523.0
BBB                                            3,234.8        3,567.7        1,819.9        1,997.9       1,414.9         1,569.8
                                          ------------   ------------   ------------   ------------   ------------   ------------
   Total Investment Grade                     10,319.8       11,041.3        7,448.5        7,948.5       2,871.3         3,092.8
                                          ------------   ------------   ------------   ------------   ------------   ------------
BB                                               628.8          604.3          485.7          507.7         143.1            96.6
B                                                210.8          227.3          138.3          179.3          72.5            48.0
CCC and Lower                                    110.8           84.0           57.6           33.8          53.2            50.2
In or Near Default                                21.1           13.1            3.7            6.1          17.4             7.0
                                          ------------   ------------   ------------   ------------   ------------   ------------
Total Debt Securities                     $   11,291.3   $   11,970.0   $    8,133.8   $    8,675.4   $   3,157.5    $    3,294.6
                                          ============   ============   ============   ============   ============   ============

% Below Investment Grade                          8.6%           7.8%           8.4%           8.4%          9.1%            6.1%

==================================================================================================================================

UNREALIZED GAINS AND LOSSES ON DEBT AND EQUITY SECURITIES
   As of 6/30/08
                                                      Total                Outside Closed Block              Closed Block
                                          ---------------------------   ---------------------------   ---------------------------
                                              Gains         Losses         Gains          Losses          Gains          Losses
                                          ------------   ------------   ------------   ------------   ------------   ------------
Total Debt Securities                     $      163.3   $     (728.4)  $       43.2   $     (374.3)  $      120.1   $     (354.1)
Equity Securities                                 21.1          (10.0)           4.0           (1.1)          17.1           (8.9)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Total Unrealized Gains (Losses)                  184.4         (738.4)          47.2         (375.4)         137.2         (363.0)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Applicable PDO                                   137.2         (323.3)                                       137.2         (323.3)
Applicable DAC (Credit)                            9.2         (181.5)           9.2         (181.5)
Applicable Deferred Income Tax (Benefit)          13.3          (81.8)          13.3          (67.9)                        (13.9)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Total Offsets to Net Unrealized
   Gains (Losses)                                159.7         (586.6)          22.5         (249.4)         137.2         (337.2)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Unrealized Gains (Losses)             $       24.7   $     (151.8)  $       24.7   $     (126.0)  $        0.0   $      (25.8)
                                          ============   ============   ============   ============   ============   ============
Net Unrealized Losses                     $     (127.1)                 $     (101.3)                 $      (25.8)
                                          ============                  ============                  ============

(1) Excludes debt and equity securities pledged as collateral.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Second Quarter 2008 (unaudited)
($ in millions)

Quarters ended                                       YTD June                                  December 31,
                                           ---------------------------   --------------------------------------------------------
                                               2008           2007           2007           2006          2005           2004
                                           ------------   ------------   ------------   -----------    -----------    -----------
GAAP NET INVESTMENT INCOME
Debt Securities                            $      361.3   $      388.9   $      774.4   $     800.7    $     804.6    $     772.1
Equity Securities                                   2.2            4.5            8.2           7.0            7.5            4.5
Mortgages                                           0.6            1.1            1.7           6.2           20.2           22.5
Policy Loans                                       90.8           87.9          179.5         169.3          165.8          167.1
Venture Capital                                    14.6           14.1           27.0           3.3           23.8           25.5
Cash & Cash Equivalents                             5.4            9.6           18.8          16.3            7.6            4.9
Other Income                                        2.2            5.8            8.3
Other Investments (2)                              18.0           28.7           43.9          40.0           47.8           48.8
                                           ------------   ------------   ------------   -----------    -----------    -----------
Total Cash and Invested Assets                    495.1          540.6        1,061.8       1,042.8        1,077.3        1,045.4
                                           ------------   ------------   ------------   -----------    -----------    -----------
Discontinued Operations                             1.3            4.5            7.5           6.6            4.8            3.6
Investment Expenses                                 4.2            5.0            9.6           5.3            6.1            7.9
                                           ------------   ------------   ------------   -----------    -----------    -----------
Total Net Investment Income                $      489.6   $      531.1   $    1,044.7   $   1,030.9    $   1,066.4    $   1,033.9
                                           ============   ============   ============   ===========    ===========    ===========
ANNUALIZED YIELDS
Debt Securities                                    6.5%           6.4%           6.6%          6.5%           6.2%           5.9%
Equity Securities                                  2.2%           4.6%           4.1%          3.7%           3.0%           1.3%
Mortgages                                          9.1%          12.9%          11.0%          8.1%          15.3%          11.0%
Policy Loans                                       7.7%           7.8%           7.9%          7.6%           7.7%           7.9%
Venture Capital                                   15.6%          21.3%          17.3%          2.7%          12.8%          10.9%
Cash & Cash Equivalents                            2.7%           5.6%           4.1%          4.7%           5.2%           1.1%
Other Investments (2)                              8.8%          18.4%          11.6%         13.6%          16.4%           7.5%
                                           ------------   ------------   ------------   -----------    -----------    -----------
Total Cash and Invested Assets                     6.7%           7.0%           7.0%          6.7%           6.6%           6.1%
                                           ------------   ------------   ------------   -----------    -----------    -----------
Investment Expenses and Discontinued
   Operations                                      0.1%           0.1%           0.1%          0.1%           0.1%           0.1%
                                           ------------   ------------   ------------   -----------    -----------    -----------
Total Net Investment Income yields                 6.6%           6.9%           6.9%          6.6%           6.6%           6.1%
                                           ============   ============   ============   ===========    ===========    ===========

(1)  Excludes debt and equity securities pledged as collateral.
(2)  Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Second Quarter 2008 (unaudited)
($ in millions)

Quarters ended                                                    2007                                             2008
                                      -------------------------------------------------------------   -----------------------------
                                          March           June          September       December          March           June
                                      -------------   -------------   -------------   -------------   -------------   -------------
GAAP Net Investment Income
Debt Securities                       $       194.0   $       194.9   $       195.7   $       189.8   $       183.3   $       178.0
Equity Securities                               2.4             2.1             0.9             2.8             1.0             1.2
Mortgages                                       0.7             0.4             0.3             0.3             0.2             0.4
Policy Loans                                   44.1            43.8            45.5            46.1            45.0            45.8
Venture Capital                                 7.8             6.3             7.9             5.0             5.8             8.8
Cash & Cash Equivalents                         4.9             4.7             4.3             4.9             3.6             1.8
Other Income                                    4.6             1.2            (0.5)            3.0             1.9             0.3
Other Investments (2)                          19.0             9.7             6.3             8.9             7.0            11.0
                                      -------------   -------------   -------------   -------------   -------------   -------------
Total Cash and Invested Assets                277.5           263.1           260.4           260.8           247.8           247.3
                                      -------------   -------------   -------------   -------------   -------------   -------------
Discontinued Operations                         2.7             1.8             0.7             2.3             0.7             0.6
Investment Expenses                             2.3             2.7             2.5             2.1             1.8             2.4
                                      -------------   -------------   -------------   -------------   -------------   -------------
Total Net Investment Income           $       272.5   $       258.6   $       257.2   $       256.4   $       245.3   $       244.3
                                      =============   =============   =============   =============   =============   =============

ANNUALIZED YIELDS
Debt Securities                                6.3%            6.4%            6.6%            6.5%            6.4%            6.4%
Equity Securities                              5.2%            4.3%            1.8%            5.6%            1.9%            2.4%
Mortgages                                      6.4%            9.2%            7.1%            7.6%            5.4%           12.3%
Policy Loans                                   7.9%            7.8%            8.0%            8.1%            7.8%            7.8%
Venture Capital                               27.5%           18.8%           22.2%           12.6%           13.4%           19.1%
Cash & Cash Equivalents                        5.4%            5.5%            4.9%            4.3%            3.1%            1.8%
Other Investments (2)                         26.6%           12.1%            7.2%            9.3%            7.0%           10.9%
                                      -------------   -------------   -------------   -------------   -------------   -------------
Total Cash and Invested Assets                 7.2%            6.9%            6.9%            6.9%            6.6%            6.7%
                                      -------------   -------------   -------------   -------------   -------------   -------------

Investment Expenses and Discontinued
   Operations                                  0.1%            0.1%            0.1%            0.1%            0.1%            0.1%
                                      -------------   -------------   -------------   -------------   -------------   -------------
Total Net Investment Income yields             7.1%            6.8%            6.8%            6.8%            6.5%            6.6%
                                      =============   =============   =============   =============   =============   =============

(1)  Excludes debt and equity securities pledged as collateral.
(2)  Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Second Quarter 2008 (unaudited)
($ Millions)

                                                                YTD June                           December 31,
                                                       -----------------------   -------------------------------------------------
                                                          2008         2007         2007         2006         2005         2004
                                                       ----------   ----------   ----------   ----------   ----------   ----------
REALIZED INVESTMENT GAINS AND LOSSES
Debt Security Impairments                              $    (57.5)  $    (14.6)  $    (46.7)  $     (7.9)  $    (31.2)  $    (15.5)
Equity Security Impairments                                  (0.6)        (0.1)        (0.5)                     (2.1)        (1.5)
Mortgage Loan Impairments                                                                                        (0.8)       (12.6)
Debt and Equity Securities Pledged as Collateral
   Impairments                                                            (0.8)        (0.8)        (1.0)        (1.2)       (16.6)
Other Invested Asset Impairments                             (8.8)                     (3.9)                                  (3.3)
                                                       ----------   ----------   ----------   ----------   ----------   ----------
   Total Impairment Losses                                  (66.9)       (15.5)       (51.9)        (8.9)       (35.3)       (49.5)
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Debt Security Net Transaction Gains (Losses)                 (2.8)         8.8         11.6         42.0        (18.0)        28.4
Equity Security Net Transaction Gains (Losses)                2.1          3.9          9.5         21.9          2.9         14.6
Venture Capital Net Investment Gains (Losses)                                                        2.4        (13.9)
Mortgage Loan Net Transaction Gains (Losses)                 (0.1)         1.4          1.4          3.2                       0.2
Affiliate Equity Security Transactions Gains                              13.7         13.7         10.4          3.7
Real Estate Net Transaction Gains (Losses)                                 1.4          1.4                      (0.6)        (0.8)
Settlement of HRH Stock Purchase Contracts                                                                       86.3
Other Invested Asset Net Transactions Gains (Losses)         (7.4)         8.0          5.7          5.5          6.6          6.3
Debt and Equity Securities Pledged as Collateral             1.4           0.9          1.8                       2.5
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Total Net Transactions Gains                                 (6.8)        38.1         45.1         85.4         69.5         48.7
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Net Realized Investment Gains (Losses)                      (73.7)        22.6         (6.8)        76.5         34.2         (0.8)
                                                       ==========   ==========   ==========   ==========   ==========   ==========

Closed Block Applicable PDO (Reduction)                     (25.0)         5.3          4.4         46.0        (12.4)         3.7
Applicable Deferred Acquisition Costs (Credit)               (9.5)        (0.1)         0.2         (3.5)        17.6         (0.4)
Applicable Deferred Income Tax (Credit)                     (14.1)         3.4         (4.3)        11.7          9.2          3.1
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Net Realized Investment Gains (Losses) Included in
   Net Income                                          $    (25.1)  $     14.0   $     (7.1)  $     22.3   $     19.8   $     (7.2)
                                                       ==========   ==========   ==========   ==========   ==========   ==========

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Second Quarter 2008 (unaudited)
($ Millions)

Quarters ended                                                    2007                                             2008
                                      -------------------------------------------------------------   ----------------------------
                                           March           June         September       December         March            June
                                      -------------   -------------   -------------   -------------   -------------   ------------
REALIZED INVESTMENT GAINS AND LOSSES
Debt Security Impairments             $        (1.0)  $       (13.6)  $        (3.8)  $       (28.3)  $       (32.6)  $      (24.9)
Equity Security Impairments                                    (0.1)           (0.3)           (0.1)           (0.5)          (0.1)
Debt and Equity Securities Pledged
   as Collateral Impairments                                   (0.8)
Other Invested Asset Impairments                                               (1.3)           (2.6)           (7.3)          (1.5)
                                      -------------   -------------   -------------   -------------   -------------   ------------
   Total Impairment Losses                     (1.0)          (14.5)           (5.4)          (31.0)          (40.4)         (26.5)
                                      -------------   -------------   -------------   -------------   -------------   ------------
Debt Security Net Transaction
   Gains (Losses)                               3.4             5.4             5.5            (2.7)           (2.8)
Equity Security Net Transaction
   Gains (Losses)                               1.3             2.6             2.8             2.8            (0.2)           2.3
Mortgage Loan Net Transaction
   Gains (Losses)                               1.4                                                            (0.1)
Affiliate Equity Security
   Transactions Gains                          13.7
Real Estate Net Transaction
   Gains (Losses)                               1.5            (0.1)
Other Invested Asset Net
   Transactions Gains (Losses)                  4.0             4.0             0.5            (2.8)           (4.8)          (2.6)
Debt and Equity Securities Pledged
   as Collateral                                0.2             0.7             0.5             0.4             0.8            0.6
                                      -------------   -------------   -------------   -------------   -------------   ------------
Total Net Transactions
   Gains (Losses)                              25.5            12.6             9.3            (2.3)           (7.1)           0.3
                                      -------------   -------------   -------------   -------------   -------------   ------------
Net Realized Investment
   Gains (Losses)                              24.5            (1.9)            3.9           (33.3)          (47.5)         (26.2)
                                      =============   =============   =============   =============   =============   ============
Closed Block Applicable PDO
   (Reduction)                                  6.6            (1.3)            1.1            (2.0)          (15.5)          (9.5)
Applicable Deferred Acquisition
   Costs (Credit)                              (0.4)            0.3             0.4            (0.1)           (6.0)          (3.5)
Applicable Deferred Income
   Tax (Credit)                                 3.9             0.4             0.7            (9.3)           (9.4)          (4.7)
                                      -------------   -------------   -------------   -------------   -------------   ------------
Net Realized Investment
   Gains (Losses) Included in
   Net Income                         $        14.4   $        (1.3)  $         1.7   $       (21.9)  $       (16.6)  $       (8.5)
                                      =============   =============   =============   =============   =============   ============

THE PHOENIX COMPANIES, INC.
EFFECT OF CHANGE IN ACCOUNTING
Periods 2006 - March 2008 (unaudited)
($ in millions)

Quarters ended                                                       2007
                               2006      ------------------------------------------------------------      2008      Cumulative
                             December        March           June         September        December        March        Effect
                           ------------  ------------    -----------     ------------    ------------  ------------  -----------
INCOME STATEMENT SUMMARY

OPERATING INCOME
As previously reported     $       36.0  $       37.4    $      33.9     $       34.3    $       29.7  $      (4.7)  $     166.6
As adjusted                        31.4          35.5           31.6             33.5            28.4         (0.1)        160.3

NET INCOME
As previously reported             44.3          50.6           33.2             35.6             4.5        (19.0)        149.2
As adjusted                        39.7          48.7           30.9             34.8             3.2        (14.4)        142.9

================================================================================================================================

BALANCE SHEET

Periods ended
                                                                       2007
                               2006      ------------------------------------------------------------      2008
                             December       March         June           September        December         March
                           ------------  ------------    -----------     ------------    ------------  ------------
STOCKHOLDER'S EQUITY
As previously reported     $    2,236.1  $    2,288.8    $   2,273.2     $    2,306.4    $    2,289.9  $    2,261.1
As adjusted                     2,231.5       2,282.2        2,264.3          2,296.9         2,279.0       2,254.8